As filed with the Securities and Exchange Commission on May 16, 2003

                                               Securities Act File No. 33-100821
                                       Investment Company Act File No. 811-21246
--------------------------------------------------------------------------------


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)



   [ ]   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   [X]            PRE-EFFECTIVE AMENDMENT NO. 2
   [ ]            POST-EFFECTIVE AMENDMENT


                                     AND/OR


   [ ]   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
   [X]            Amendment No. 2


                              ---------------------

                          IVY LONG/SHORT HEDGE FUND LLC
               (Exact name of Registrant as specified in Charter)

                                 One Wall Street
                               New York, NY 10286
                    (Address of principal executive offices)

    Registrant's Telephone Number, including Area Code: (212) 495-1784

                              ---------------------

                              c/o William P. Sauer
                              The Bank of New York
                                  75 Park Place
                                   Tenth Floor
                               New York, NY 10286
                     (Name and address of agent for service)

                                    COPY TO:
                            Kenneth S. Gerstein, Esq.
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                               New York, NY 10022
--------------------------------------------------------------------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [X]

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c) [ ]

If appropriate, check the following box:

        [ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

        [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
================================================================================
TITLE OF SECURITIES BEING       PROPOSED MAXIMUM AGGREGATE         AMOUNT OF
       REGISTERED                     OFFERING AMOUNT           REGISTRATION FEE
--------------------------------------------------------------------------------

Limited Liability Company               $50,000,000                   $4,600
Interests

================================================================================

         The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                              CROSS REFERENCE SHEET
                           PARTS A AND B OF PROSPECTUS

Item No.                              Caption                                     Location in Prospectus
--------                              -------                                     ----------------------
    1.           Outside Front Cover Page..........................  Outside Front Cover Page
    2.           Inside Front and Outside Back Cover Page..........  Inside Front and Outside Back Cover Page
    3.           Fee Table and Synopsis............................  Summary of Fund Expenses
    4.           Financial Highlights..............................  Not applicable
    5.           Plan of Distribution..............................  Outside Front Cover Page; Distribution
                                                                     Arrangements
    6.           Selling Shareholders..............................  Not applicable
    7.           Use of Proceeds...................................  Use of Proceeds
    8.           General Description of the Registrant.............  Outside Front Cover Page; Prospectus
                                                                     Summary--The Fund
    9.           Management........................................  Management of the Fund; Use of Proceeds
    10.          Capital Stock, Long-Term Debt, and Other
                 Securities........................................  Capital Accounts; Distribution Arrangements
    11.          Defaults and Arrears on Senior Securities.........  Not applicable
    12.          Legal Proceedings.................................  Not applicable
    13.          Table of Contents of the Statement of Additional
                 Information.......................................  Table of Contents of the Statement of
                                                                     Additional Information (SAI)
    14.          Cover Page of SAI.................................  Cover Page (SAI)
    15.          Table of Contents of SAI..........................  Table of Contents (SAI)
    16.          General Information and History...................  Not applicable
    17.          Investment Objective and Policies.................  Investment Objective and Principal Strategies;
                                                                     Investment Policies and Practices (SAI)
    18.          Management........................................  Management of the Fund; Board of Managers
                                                                     (SAI); Investment Advisory Services (SAI)
    19.          Control Persons and Principal Holders of
                 Securities........................................  Not applicable
    20.          Investment Advisory and Other Services............  Investment Advisory Services (SAI)
    21.          Brokerage Allocation and Other Practices..........  Brokerage (SAI)
    22.          Tax Status........................................  Taxes; Tax Aspects (SAI)
    23.          Financial Statements..............................  Financial Statements (SAI)

                    Subject to Completion, Dated May 16, 2003


                                   PROSPECTUS

                          IVY LONG/SHORT HEDGE FUND LLC
                       Limited Liability Company Interests

                              --------------------

            INVESTMENT OBJECTIVE. Ivy Long/Short Hedge Fund LLC (the "Fund") is a newly formed limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to provide consistent capital appreciation over the long-term while seeking to limit the volatility of investment returns. The Fund pursues its investment objective by investing primarily in private investment partnerships and other investment vehicles ("Portfolio Funds") that are managed by a select group of alternative asset managers ("Portfolio Managers") that pursue "long/short" or "primarily long" investment strategies.

                                                   (CONTINUED ON FOLLOWING PAGE)
--------------------

            INVESTING  IN  THE  FUND'S  LIMITED   LIABILITY   COMPANY  INTERESTS
("INTERESTS") INVOLVES A HIGH DEGREE OF RISK. SEE "PRINCIPAL RISK FACTORS" BEGINNING ON PAGE 20.

            Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                              --------------------


                                             Total Offering
                                             --------------
            Amount.......................    $ 50,000,000
            Sales Load...................         None
            Proceeds to the Fund(1)......    $ 50,000,000


            (1) Offering expenses payable by the Fund are estimated to be $175,000.


BNY Hamilton Distributors, Inc. (the "Distributor") acts as the distributor of Interests on a best efforts basis, subject to various conditions. Interests are being offered through the Distributor and other brokers, dealers and certain financial institutions that have entered into selling agreements with the Distributor ("Selling Agents"). Interests will be sold only to investors meeting all qualifications for investment in the Fund. See "Investor Qualifications." The Distributor expects to deliver Interests purchased in the initial offering on or about July 1, 2003, or such earlier or later date as the Distributor may determine. BNY Investment Advisors (the "Adviser") (or one of its affiliates) may pay from its own resources compensation to brokers and dealers of up to 1% of the value of Interests sold by them. (See "Distribution Arrangements.")


                              --------------------
                         BNY Hamilton Distributors, Inc.

(CONTINUED FROM PREVIOUS PAGE)

            INVESTMENT PROGRAM. The Fund pursues its investment objective by investing primarily in Portfolio Funds that are managed by Portfolio Managers that pursue "long/short" or "primarily long" investment strategies. In allocating the Fund's assets for investment, Ivy Asset Management Corp. ("Ivy"), the Fund's investment manager, focuses on the selection of a blend of newer independent Portfolio Managers and mature Portfolio Managers that generally pursue investment programs involving investment primarily in the publicly traded equity securities of companies having market capitalizations well below the median market capitalization of issuers whose stocks are included in the S&P 500 Index. These securities are known as "mid cap" and "small cap" stocks. Investment in the securities of these issuers involves risks not associated with investments in securities of issuers having larger market capitalizations. The investment programs used by the Portfolio Managers may employ a variety of sophisticated investment techniques that include, among others, short sales of securities, use of leverage (i.e., borrowing money for investment purposes), and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures. Ivy has primary responsibility for selecting Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager.


            INVESTMENT ADVISER. BNY Investment Advisors (the "Adviser") serves as the Fund's investment adviser. It has been registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), since May 2001. The Adviser is a division of The Bank of New York, a New York state chartered bank. The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. The Bank of New York managed more than $76 billion of assets as of December 31, 2002.


            INVESTMENT MANAGER. Ivy, a direct, wholly-owned subsidiary of BNYCo, has been retained by the Adviser to provide day-to-day investment management services to the Fund, subject to the general supervision of the Adviser. Since its inception in 1984, Ivy's clients have been provided the ability to participate in niche investment styles and sophisticated investment strategies not typically available to the general investing public. Ivy offers a range of innovative multi-manager alternative investment products and customized portfolios designed to address specific client objectives. As of December 31, 2002, Ivy provided investment advisory services to client portfolios with assets in excess of $6.2 billion.

            RESTRICTIONS ON TRANSFER. With very limited exceptions, Interests are not transferable and liquidity will be provided only through offers to repurchase Interests, which may be made from time to time by the Fund as determined by the Board of Managers of the Fund (the "Board") in its sole discretion. See "Repurchases of Interests and Transfers."

            REPURCHASES OF INTERESTS. To provide a limited degree of liquidity to investors, the Fund from time to time will offer to repurchase its outstanding Interests pursuant to written tenders by investors. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests as of December 31, 2003, and thereafter, twice each year, as of June 30 and December 31. The Fund's Limited Liability Company Agreement (the "LLC Agreement") provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request for repurchase of its Interest, in accordance with the terms of the LLC Agreement, has not been repurchased by the Fund within a period of two years after the investor's request. Commencing with repurchase offers made after December 31, 2003, a repurchase fee equal to 1.00% of the value of an Interest (or portion of an Interest) repurchased, which is retained by the Fund, will apply if the date as of which the Interest is to be valued for purposes of repurchase is less than one year following the date of a Member's initial investment in the Fund. See "Repurchases of Interests and Transfers."


            MANAGEMENT FEE. The Fund pays the Adviser a fee (the "Management Fee") computed and paid monthly in advance at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the beginning of each month. See "Management of the Fund--General."

            INVESTOR QUALIFICATIONS. Interests are being offered only to investors that represent that they are natural persons or companies (other than investment companies) that have a net worth (or in the case of individuals, a joint net worth with their spouse) of more than $1,500,000 or that they meet certain other qualification requirements. The minimum initial investment in the Fund by any investor is $100,000. However, a $75,000 minimum investment requirement applies for investors who have at least $750,000 in assets under the management of The Bank of New York or its affiliates. The minimum additional investment in the Fund by any investor is $25,000. Amounts received in payment for Interests will be subject to an escrow agreement and held in an escrow account at The Bank of New York. Interests are being offered only to investors that are U.S. persons for Federal income tax purposes and may not be purchased by charitable remainder trusts. The Fund reserves the right to reject any order for the purchase of an Interest and may, in its sole discretion, suspend the offering of Interests at any time. See "Investor Qualifications."

                              --------------------


            This  prospectus   concisely   provides  the   information   that  a
prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated May 16, 2003, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing the Fund at the address above or by calling (212) 495-1784. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 52 of this prospectus. The SAI, and other information about the Fund, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.


            THE INTERESTS OFFERED HEREBY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF THE BANK OF NEW YORK OR ANY OTHER BANK, ARE NOT

ENDORSED OR GUARANTEED BY THE BANK OF NEW YORK OR ANY OTHER BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

            You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Interests in any state or other jurisdiction where the offer is not permitted.

            An investment in the Fund should be considered speculative and you should invest in the Fund only if you can sustain a complete loss of your investment. No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.


                THE REST OF THE PAGE IS INTENTIONALLY LEFT BLANK

                                    TABLE OF CONTENTS

PROSPECTUS SUMMARY...........................................................1

SUMMARY OF FUND EXPENSES....................................................18

PRINCIPAL RISK FACTORS......................................................20

OTHER RISK FACTORS..........................................................27

USE OF PROCEEDS.............................................................31

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES...............................31

IVY PERFORMANCE HISTORY.....................................................36

MANAGEMENT OF THE FUND......................................................36

INVESTOR QUALIFICATIONS.....................................................39

REPURCHASES OF INTERESTS AND TRANSFERS......................................40

CALCULATION OF NET ASSET VALUE..............................................43

CAPITAL ACCOUNTS............................................................45

TAXES.......................................................................47

INVESTOR SERVICING ARRANGEMENTS.............................................49

DISTRIBUTION ARRANGEMENTS...................................................50

GENERAL INFORMATION.........................................................51

TABLE OF CONTENTS OF SAI....................................................52

APPENDIX A - Investor Certification........................................A-1

APPENDIX B - Ivy Performance Information...................................B-1

APPENDIX C - Limited Liability Company Agreement...........................C-1

                               PROSPECTUS SUMMARY

            This is only a summary. The summary does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained elsewhere in this prospectus and in the SAI.

The Fund Ivy Long/Short Hedge Fund LLC (the "Fund") is a newly formed limited liability company. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). BNY Investment Advisors (the "Adviser") serves as the Fund's investment adviser.

                                       Investors who purchase limited  liability
                                       company    interests    in    the    Fund
                                       ("Interests") in the offering,  and other
                                       persons  who  acquire  Interests  and are
                                       admitted  to the  Fund  by its  Board  of
                                       Managers  (the   "Board"),   will  become
                                       members of the Fund ("Members").


                                       The  Fund  is  a  "fund  of  funds"  that
                                       enables eligible  investors,  through one
                                       investment,   to   participate   in   the
                                       investment  programs of a  professionally
                                       selected group of asset managers  without
                                       being   subject   to  the  high   minimum
                                       investment  requirements  that many asset
                                       managers   typically  impose.   The  Fund
                                       provides the benefits of professional selection of asset managers, professional asset allocation and the opportunity to invest with asset managers whose services may not generally be available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage.


Investment Objective and Principal     The Fund's  investment  objective  i s to
  Strategies                           provide consistent  capital  appreciation
                                       over the long-term while seeking to limit
                                       the volatility of investment returns. The
                                       Fund pursues its investment  objective by
                                       investing primarily in private investment
                                       partnerships    and   other    investment
                                       vehicles  ("Portfolio  Funds")  that  are
                                       managed by
                                       a  select  group  of  alternative   asset
                                       managers   ("Portfolio   Managers")  that
                                       pursue  "long/short" or "primarily  long"
                                       investment strategies.  In allocating the
                                       Fund's assets for  investment,  Ivy Asset
                                       Management  Corp.  ("Ivy"),   the  Fund's
                                       investment   manager,   focuses   on  the
                                       selection of a blend of newer independent
                                       Portfolio  Managers and mature  Portfolio
                                       Managers that generally pursue investment
                                       programs involving  investment  primarily
                                       in the publicly traded equity  securities
                                       of      companies      having      market
                                       capitalizations  well  below  the  median
                                       market  capitalization  of issuers  whose
                                       stocks are included in the S&P 500 Index.
                                       These  securities may include "small cap"
                                       and "mid cap" stocks, which are stocks of
                                       companies   that  generally  have  market
                                       capitalizations of less than $10 billion.
                                       Investment  in the  securities  of  these
                                       issuers  involves  risks  not  associated
                                       with investments in securities of issuers
                                       having larger market capitalizations. The
                                       investment programs used by the Portfolio
                                       Managers   may   involve  a  variety   of
                                       sophisticated  investment techniques that
                                       include,  among  others,  short  sales of
                                       securities,   use  of   leverage   (i.e.,
                                       borrowing money for investment purposes),
                                       and transactions in derivative securities
                                       and other financial  instruments  such as
                                       stock  options,  index  options,  futures
                                       contracts   and   options   on   futures.
                                       Portfolio    Managers'   use   of   these
                                       techniques will be an integral part of their investment programs, and involves significant risks to the Fund.

                                       Ivy  is  responsible  for  selecting  the
                                       Portfolio  Managers and  determining  the
                                       portion  of  the  Fund's   assets  to  be
                                       allocated  to  each  Portfolio   Manager,
                                       subject to the general supervision of the
                                       Adviser.   The  Fund   implements   these
                                       allocation    decisions    by   investing
                                       primarily in Portfolio  Funds.  Portfolio
                                       Funds  in  which  the  Fund  invests  may
                                       include   private    investment   limited
                                       partnerships,  joint ventures, investment
                                       companies and similar investment vehicles
                                       managed   by   Portfolio   Managers.   In
                                       addition, the Fund may on occasion retain
                                       one or more Portfolio  Managers to manage
                                       and  invest  designated  portions  of the
                                       Fund's   assets   (either  as  separately
                                       managed accounts or by creating
                                       separate  investment  vehicles in which a
                                       Portfolio  Manager  will serve as general
                                       partner of the  vehicle and the Fund will
                                       be  the  sole  limited   partner).   (Any
                                       arrangement  in which the Fund  retains a
                                       Portfolio  Manager  to manage a  separate
                                       account or  separate  investment  vehicle
                                       for  the  Fund  is   referred   to  as  a
                                       "Portfolio Account.")

                                       The Fund's assets are allocated primarily
                                       to   Portfolio   Managers   that   pursue
                                       long/short  or primarily  long  investing
                                       strategies. Portfolio Managers engaged in
                                       primarily long investing seek to purchase
                                       securities  at  prices  which,  in  their
                                       opinion,   are  less  than  the  fair  or
                                       intrinsic value of the issuers' assets or
                                       earning power.  This investment  strategy
                                       is  considered  "contrarian"  because  it
                                       frequently involves purchasing securities
                                       of issuers  that may be largely  ignored,
                                       or disfavored,  by the market.  Portfolio
                                       Managers engaged in long/short  investing
                                       engage in both primarily long  investing,
                                       as described above, but also effect short
                                       sales  of   securities,   which  involves
                                       selling the  securities  of issuers  that
                                       the   Portfolio   Managers   believe  are
                                       overvalued  based upon an  assessment  of
                                       the prospects of those  issuers.  Selling
                                       short    securities    involves   selling
                                       securities   that  are  not   owned   and
                                       borrowing   the   same   securities   for
                                       delivery  to  the   purchaser,   with  an
                                       obligation   to  replace   the   borrowed
                                       securities   at  a   later   date.   This
                                       technique allows an investor to profit from a decline in the market price of the securities that are sold short.


                                       The  Portfolio  Managers  consider a wide
                                       range of factors in determining whether a
                                       security  is  overvalued,  and may sell a
                                       security  short  because:  an issuer  has
                                       negative cash flows;  the security has an
                                       exceedingly high market value relative to
                                       the value of the  assets or the  earnings
                                       or expected  earnings  of the issuer;  or
                                       the  issuer is  operating  at a  deficit.
                                       Portfolio  Managers  may invest and trade
                                       in  a  wide  range  of   securities   and
                                       financial    instruments   and   markets,
                                       including,  but not limited to, U.S.  and
                                       foreign   equities   and   equity-related
                                       instruments,     currencies,    financial
                                       futures,  and fixed-income and other debt
                                       securities. Portfolio Managers may invest
                                       in fixed-income
                                       and  other  debt  securities  of  varying
                                       maturity    and    quality,     including
                                       lower-quality debt securities.  Portfolio
                                       Managers are generally not limited as to the markets in which they may invest or the investment disciplines that they may employ.

                                       It is expected  that  Portfolio  Managers
                                       selected by Ivy generally  will emphasize
                                       individual   stock  selection  (known  as
                                       "bottom-up"  investing),   although  some
                                       Portfolio    Managers   may   utilize   a
                                       "top-down"   investing  approach,   which
                                       involves   identifying   trends   in  the
                                       economy   or   in   particular   industry
                                       sectors,  and then selecting issuers that
                                       are   expected  to  benefit   from  those
                                       trends.    The    securities    selection
                                       methodologies  employed by the  Portfolio
                                       Managers   may   include   the   use   of
                                       fundamental or technical analysis as well
                                       as  other   analytical  and   statistical
                                       approaches.  The  investment  programs of
                                       some  Portfolio  Managers  may  focus  on
                                       investing in specific industries, such as
                                       banking  or  thrift  institutions,  or in
                                       specific   industry   sectors,   such  as
                                       technology.   It  is   expected   that  a
                                       majority of the Portfolio Managers will invest in securities of issuers with market capitalizations well below the median market capitalization of issuers whose stocks are included in the S&P 500 Index.

                                       Although  the Fund's  assets are normally
                                       allocated  for  investment  to  Portfolio
                                       Managers that invest  primarily in equity
                                       securities,  during  periods  of  adverse
                                       market    conditions    in   the   equity
                                       securities markets, as determined by Ivy,
                                       the Fund may  temporarily  invest  all or
                                       any portion of its assets in high quality
                                       fixed-income  securities,   money  market
                                       instruments  or  shares  of money  market
                                       funds,  or may hold its  assets  as cash.
                                       The Fund  also  invests  in money  market
                                       instruments  or  shares  of money  market
                                       funds,   or  holds  cash,  for  liquidity
                                       purposes.

                                       In pursuing its investment objective, the
                                       Fund  seeks  to  reduce   volatility   in
                                       overall  investment returns by allocating
                                       its  assets  both to  Portfolio  Managers
                                       that pursue  long/short  investing and to
                                       those   that   pursue    primarily   long
                                       investing, and by allocating its assets among a diverse group of

                                       Portfolio  Managers  that  may  focus  on
                                       investing  in  selected   industries   or
                                       sectors or in pursuing other  specialized
                                       investment  programs.  Portfolio Managers
                                       will   generally   invest   primarily  in
                                       marketable  securities,  although certain
                                       Portfolio Managers may also invest a portion of the assets of Portfolio Funds in privately placed securities and other investments that are illiquid. Interests in the Portfolio Funds are not marketable and only have limited liquidity.

                                       Ivy selects Portfolio Managers with which
                                       to  invest  the  Fund's  assets  using  a
                                       process    that    seeks   to    identify
                                       appropriate  Portfolio  Managers  for the
                                       Fund  and to  construct  a  portfolio  of
                                       investments for the Fund that it believes
                                       is  positioned  to provide  high  capital
                                       appreciation   potential   with   limited
                                       volatility.   Ivy  begins  the  selection
                                       process by identifying Portfolio Managers
                                       that may be  relatively  newly formed and
                                       have   only   recently   established   an
                                       independent     investment     management
                                       business,  but which have characteristics
                                       that, in the opinion of Ivy,  demonstrate
                                       the  potential  to achieve  high  capital
                                       appreciation.  Ivy  believes  that  newer
                                       independent  asset managers may be better
                                       positioned to implement their  respective
                                       investment     strategies    than    more
                                       established  asset  managers  who  may be
                                       constrained  by large  amounts of capital
                                       under   management.    In   addition   to
                                       selecting newer Portfolio  Managers,  Ivy
                                       will  consider  selecting  more  seasoned
                                       Portfolio  Managers that it believes will
                                       complement    the    Fund's    investment
                                       portfolio.

                                       Ivy   further   reduces   the   pool   of
                                       candidates  to those  Portfolio  Managers
                                       that  it   believes   have   sufficiently
                                       skilled   and   experienced    staff   to
                                       implement  effectively  and  consistently
                                       their  investment  programs.   Additional
                                       review of  candidates  is  undertaken  to
                                       analyze a  Portfolio  Manager's  reported
                                       historical  investment  results  and  its
                                       adherence to stated investment  programs.
                                       Ivy  considers   additional   factors  in
                                       selecting Portfolio  Managers,  including
                                       the   quality   and    effectiveness   of
                                       Portfolio   Managers'   risk   management
                                       policies and procedures and their
                                       investor   communications  and  reporting
                                       capabilities.   Ivy  requires  that  each
                                       Portfolio  Manager report,  on at least a
                                       monthly basis, on the value of the Fund's
                                       investment in the Portfolio  Fund managed
                                       by that Portfolio  Manager.  In addition,
                                       in  constructing  the  Fund's  investment
                                       portfolio,  Ivy  considers  the degree of
                                       liquidity  available  from the  Portfolio
                                       Fund to help  assure  that  the  Fund has
                                       appropriate  flexibility  to  adjust  its
                                       investment  positions consistent with the
                                       Fund's   investment  goals  and  adequate
                                       liquidity to repurchase Interests without
                                       the  need  to  borrow   money  to  effect
                                       repurchase offers.

                                       After  the   Fund's   assets   have  been
                                       allocated  to a  Portfolio  Manager,  Ivy
                                       regularly    evaluates    the   Portfolio
                                       Manager's   investment   performance   to
                                       determine whether its investment  program
                                       continues  to  be  consistent   with  the
                                       Fund's  investment  objective and whether
                                       its   investment   performance   and  the
                                       characteristics of its investment results
                                       are   satisfactory  in  light  of  market
                                       conditions  and the  results  achieved by
                                       other Portfolio Managers.  Based on these
                                       evaluations  and other  factors  that Ivy
                                       deems  relevant,  Ivy makes  decisions to
                                       reallocate   the  Fund's   assets   among
                                       Portfolio Managers and to terminate and add Portfolio Managers. Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Fund could result in the liquidation of the Fund's investment in the Portfolio Fund. The termination of Portfolio Managers and the addition of Portfolio Managers that do not manage
                                       Portfolio Accounts does not require the approval of Members.


                                       See  "Investment  Objective and Principal
                                       Strategies."

                                       AN   INVESTMENT   IN  THE  FUND  INVOLVES
                                       SUBSTANTIAL RISKS AND NO ASSURANCE CAN BE
                                       GIVEN  THAT THE  FUND  WILL  ACHIEVE  ITS
                                       INVESTMENT OBJECTIVE.

The Adviser                            The Adviser, BNY Investment Advisors,  is
                                       a division of The Bank of New York and has been registered as an investment adviser under the

                                       Investment   Advisers  Act  of  1940,  as
                                       amended (the "Investment Advisers Act"), since May 2001.


                                       The  Bank of New  York is a  wholly-owned
                                       subsidiary   of  The  Bank  of  New  York
                                       Company,   Inc.  ("BNYCo"),   a  publicly
                                       traded financial holding company, and was
                                       founded in 1784 by Alexander Hamilton. It
                                       is the nation's  oldest  bank.  With over
                                       $77   billion  in  total   assets  as  of
                                       December  31,  2002,   BNYCo  provides  a
                                       complete   range  of  banking  and  other
                                       financial  services to  corporations  and
                                       individuals  worldwide  through its basic
                                       businesses,  namely, Securities Servicing
                                       and Global  Payment  Services,  Corporate
                                       Banking, BNY Asset Management and Private
                                       Client  Services,   Retail  Banking,  and
                                       Financial  Market  Services.  The Bank of
                                       New York is the world's largest custodian bank with $6.8 trillion in assets under custody as of December 31, 2002.


                                       Pursuant   to  an   investment   advisory
                                       agreement with the Fund (the  "Investment
                                       Management  Agreement"),  the  Adviser is
                                       responsible for developing,  implementing
                                       and  supervising  the  Fund's  investment
                                       program    and    providing    day-to-day
                                       management services, as well as various administrative services, to the Fund. The Adviser is authorized, subject to the approval of the Board and Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided by the Adviser to the Fund or to assist in providing these services.

                                       In consideration of services provided by the Adviser, the Fund pays the Adviser a fee (the "Investment Management Fee") computed and paid monthly in advance at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the beginning of each month. A portion of the Management Fee will be refunded to the Fund in the event that the Investment Management Agreement is terminated at any time other than the end of a month in a pro rata amount based on the number of days remaining in the month.

                                       BNYCo, the parent company of The Bank of

                                       New  York,  The  Bank  of New  York,  the
                                       Adviser, and their affiliates are subject
                                       to certain U.S.  banking laws,  including
                                       the Bank Holding  Company Act of 1956, as
                                       amended (the  "BHCA"),  and to regulation
                                       by the Board of  Governors of the Federal
                                       Reserve System or other  appropriate bank
                                       regulatory  agencies.  The BHCA and other
                                       applicable     banking    laws,    rules,
                                       regulations  and   guidelines,   and  the
                                       interpretation and administration thereof
                                       by the staff of the  regulatory  agencies
                                       which  administer  them, may restrict the
                                       transactions  and  relationships  between
                                       the Adviser,  BNYCo and their affiliates,
                                       on the one  hand,  and the  Fund,  on the
                                       other   hand,   and  may   restrict   the
                                       investments and transactions by the Fund.
                                       BNYCo may be deemed to  control  the Fund
                                       for  purposes of the BHCA and has elected
                                       to   treat   the  Fund  as  part  of  its
                                       "merchant banking"  activities,  although
                                       BNYCo may  change  this  election  in the
                                       future (without  obtaining the consent of
                                       the Fund or of  investors  in the  Fund).
                                       Consequently,  the Fund is subject to the
                                       provisions of the BHCA governing merchant
                                       banking  activities.   (See  "Other  Risk
                                       Factors"  and  "Statement  of  Additional
                                       Information  --  Investment  Policies and
                                       Practices."

The Investment Manager                 Ivy,  an  affiliate  of The  Bank  of New
                                       York, has been retained by the Adviser to
                                       serve as the  investment  manager  of the
                                       Fund and provides  day-to-day  investment
                                       management  services to the Fund, subject
                                       to  the   general   supervision   of  the
                                       Adviser.   Ivy   is   registered   as  an
                                       investment  adviser under the  Investment
                                       Advisers Act and is  recognized as one of
                                       the  leading  multi-manager   alternative
                                       investment    specialists.    Since   its
                                       inception  in 1984,  Ivy has provided its
                                       clients  the  ability to  participate  in
                                       niche investment styles and sophisticated
                                       strategies not typically available to the
                                       general  investing  public.  Ivy offers a
                                       range   of    innovative    multi-manager
                                       alternative   investment   products   and
                                       customized    portfolios   developed   to
                                       address specific client objectives. Ivy is a direct, wholly owned subsidiary of BNYCo. As of December 31, 2002, Ivy managed in excess of $6.2 billion of client assets. As compensation for the services provided by Ivy, the Adviser pays Ivy a monthly fee equal to 50% of the Management Fee received by the Adviser pursuant to the Investment
                                       Management Agreement. The fee paid to Ivy is not an expense of the Fund. See
                                       "Management of the Fund."

Borrowings                             The Fund is  authorized  to borrow  money
                                       for   investment   purposes,    to   meet
                                       repurchase    requests   and   for   cash
                                       management  purposes.  Borrowings  by the
                                       Fund,  including any borrowings on behalf
                                       of Portfolio  Accounts,  are subject to a
                                       300% asset coverage requirement under the
                                       Investment  Company Act.  Portfolio Funds
                                       that   are  not   registered   investment
                                       companies   are  not   subject   to  this
                                       requirement.   Borrowings   by  Portfolio
                                       Funds   and  the  Fund   for   investment
                                       purposes (a practice known as "leverage")
                                       involve    certain   risks.    Any   such
                                       borrowings  by the Fund  are made  solely
                                       for  Portfolio  Accounts  and  are  not a
                                       principal   investment  strategy  of  the
                                       Fund.  See  "Principal   Risk  Factors  -
                                       Leverage; Borrowing," "Other Risk Factors
                                       - Borrowing by the Fund" and  "Investment
                                       Objective  and  Principal   Strategies  -
                                       Borrowing; Use of Leverage."

Investor Qualifications                Interests   are  being  offered  only  to
                                       investors that  represent  that: (i) they
                                       are individuals or companies  (other than
                                       investment  companies)  that  have  a net
                                       worth (or in the case of  individuals,  a
                                       joint net worth  with  their  spouse)  of
                                       more than $1.5  million or that they meet
                                       certain other qualification requirements;
                                       (ii) they are U.S.  persons  for  Federal
                                       income tax  purposes;  and (iii) they are
                                       not    charitable    remainder    trusts.
                                       Interests   may  not  be   purchased   by
                                       nonresident aliens, foreign corporations,
                                       foreign  partnerships,  foreign trusts or
                                       foreign  estates,  each as defined in the
                                       Internal   Revenue   Code  of  1986,   as
                                       amended.

                                       Before  an  investor  may  invest  in the
                                       Fund,  the  Distributor or the investor's
                                       sales  representative  will  require  the
                                       investor   to   certify   that  it  meets
                                       applicable     investor     qualification
                                       requirements   and   that  it  will   not
                                       transfer  its  Interest   except  in  the
                                       limited circumstances permitted under the
                                       LLC Agreement. (The form of certification
                                       that each
                                       investor   will  be   asked  to  sign  is
                                       contained   in   Appendix   A   of   this
                                       prospectus.)     If     an     investor's
                                       certification   is  not  received  on  or
                                       before the date Interests are to be issued, the investor's order will not be accepted. The Fund reserves the right to reject any order for the purchase of an Interest and may, in its sole discretion, suspend the offering of Interests at any time. See "Investor Qualifications."

Investor Suitability                   AN   INVESTMENT   IN  THE  FUND  INVOLVES
                                       SUBSTANTIAL RISKS.

                                       It is possible  that an investor may lose
                                       some  or all of  its  investment.  Before
                                       making   an   investment   decision,   an
                                       investor    should   (i)   consider   the
                                       suitability  of  this   investment   with
                                       respect to its investment  objectives and
                                       personal   situation  and  (ii)  consider
                                       factors such as its personal net worth, income, age, risk tolerance and liquidity needs.


The Offering                           The  Fund  is  offering   $50,000,000  of
                                       Interests     through    BNY     Hamilton
                                       Distributors,  Inc. (the  "Distributor"),
                                       and through brokers,  dealers and certain
                                       financial institutions, that have entered
                                       into   selling    agreements   with   the
                                       Distributor   ("Selling   Agents").   See
                                       "Distribution      Arrangements."     The
                                       Distributor may accept orders for any lesser amount. It is expected that the initial offering of Interests will close on July 1, 2003. The Board may accept initial and additional subscriptions for
                                       Interests as of the first day of each quarter, or at such other times as may be determined by the Board.


                                       The  minimum  initial  investment  in the
                                       Fund by an investor is $100,000. However,
                                       a $75,000 minimum investment  requirement
                                       applies for  investors  who have at least
                                       $750,000 in assets  under the  management
                                       of  The   Bank   of  New   York   or  its
                                       affiliates. Subsequent investments must be at least $25,000.

                                       The  Adviser  (or one of its  affiliates)
                                       may   pay   from   its   own    resources
                                       compensation   to  the   Distributor   or
                                       Selling Agents of up to 1% of the
                                       value of Interests sold by them. These payments will not be an obligation of the Fund or of Members. See "Distribution Arrangements."

Investor Servicing Fee                 The  Fund  pays  a  quarterly  fee to the
                                       Distributor  to reimburse it for payments
                                       made  to  Selling   Agents  and   certain
                                       financial  advisers  that have  agreed to
                                       provide  ongoing  investor  services  and
                                       account maintenance services to investors
                                       in the  Fund  that  are  their  customers
                                       ("Investor Service Providers").  This fee
                                       will be in an  amount,  with  respect  to
                                       each Investor  Service  Provider,  not to
                                       exceed  the  lesser  of: (i) 0.50% (on an
                                       annualized  basis) of the aggregate value
                                       of   outstanding    Interests   held   by
                                       investors that receive  services from the
                                       Investor Service Provider,  determined as
                                       of the last day of the  calendar  quarter
                                       (before any repurchases of Interests); or
                                       (ii) the Distributor's actual payments to
                                       the  Investor   Service   Provider.   See
                                       "Investor Servicing Arrangements."

Distribution Policy                    The  Fund  has no  present  intention  of
                                       making periodic distributions of its net income or gains, if any, to Members. The amount and times of distributions, if any, will be determined in the sole discretion of the Board. Whether or not distributions are made, Members will be required each year to pay applicable
                                       Federal and state income taxes on their respective shares of the Fund's income and gains.

Unlisted Closed-End Structure;         The  Fund  is   a   closed-end management
  Limited Liquidity and                investment  company.   Closed-end   funds
  Transfer Restrictions                differ    from    open-end     management
                                       investment companies (commonly known as mutual funds) in that investors in a closed-end fund, such as the Fund, do not have the right to redeem their shares or interests on a daily basis. Thus, Members do not have the right to require the Fund to redeem Interests.

                                       In  addition,  there is no public  market
                                       for  Interests  and none is  expected  to
                                       develop.  With very  limited  exceptions,
                                       Interests  are  not   transferable,   and
                                       liquidity  will be provided  only through
                                       repurchase  offers made from time to time
                                       by the Fund,  as described  below.  If an
                                       investor   attempts   to   transfer   its
                                       Interest in violation of the LLC

                                       Agreement,   the  transfer  will  not  be
                                       permitted and will be void. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.


Repurchases of Interests               The Fund, from time to time, may offer to
                                       repurchase outstanding Interests pursuant
                                       to written tenders by Members. Repurchase
                                       offers  will be made at such times and on
                                       such  terms as may be  determined  by the
                                       Board   in  its  sole   discretion,   and
                                       generally  will be offers to repurchase a
                                       specified  dollar  amount of  outstanding
                                       Interests.  The Adviser  expects  that it
                                       will recommend to the Board that the Fund
                                       offer  to  repurchase   Interests  as  of
                                       December 31, 2003, and thereafter,  twice
                                       each year, as of June 30 and December 31.
                                       Commencing  with  repurchase  offers made
                                       after December 31, 2003, a repurchase fee
                                       equal  to  1.00%  of  the   value  of  an
                                       Interest  (or  portion  of  an  Interest)
                                       repurchased,  which  is  retained  by the
                                       Fund,  will apply if the date as of which
                                       the Interest is to be valued for purposes
                                       of  repurchase  is  less  than  one  year
                                       following the date of a Member's  initial
                                       investment  in  the  Fund.   The  fee  is
                                       intended to offset costs  associated with
                                       short-term  investments  in the Fund.  If
                                       applicable,  the  repurchase  fee will be
                                       deducted  before  payment of the proceeds
                                       of  a   repurchase.   The  LLC  Agreement
                                       generally provides that the Fund will be dissolved if the Interest of any Member that has submitted a written request for repurchase of its Interest, in accordance with the terms of the LLC Agreement, has not been repurchased by the Fund within a period of two years after the Member's request.


                                       If a repurchase  offer is  oversubscribed
                                       by Members who tender Interests, the Fund
                                       will  repurchase  only a pro rata portion
                                       of the Interest  tendered by each Member.
                                       In  addition,  a Member who  tenders  for
                                       repurchase  only a portion of an Interest
                                       will be  required  to  maintain a minimum
                                       capital account  balance of $75,000.  The
                                       Fund maintains the right to reduce the
                                       portion of an Interest to be  repurchased
                                       from  a  Member  so  that  the   required
                                       minimum   capital   account   balance  is
                                       maintained.

                                       The  Fund  may  redeem  all or part of an
                                       Interest   if,   among   other   reasons,
                                       ownership  of  an  Interest  by a  Member
                                       would cause the Fund,  the Adviser or Ivy
                                       to be in  violation  of  the  securities,
                                       commodities  or other laws of the U.S. or
                                       any  other  relevant  jurisdiction.   See
                                       "Repurchases     of     Interests     and
                                       Transfers--No   Right   of   Redemption,"
                                       "--Repurchases    of    Interests"    and
                                       "--Mandatory Redemption by the Fund."

Taxation Counsel to the Fund has rendered an opinion that the Fund will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Fund also has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

                                       If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise), the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends. See "Tax Aspects."

ERISA Plans And Other                  Because  the Fund and the Portfolio Funds
  Tax-Exempt Entities                  may use  leverage,  investors  subject to
                                       the Employee  Retirement  Income Security
                                       Act of 1974,  as  amended  ("ERISA")  and
                                       other  tax-exempt   investors  may  incur
                                       income  tax  liability  to the extent the
                                       Fund's transactions are treated as giving
                                       rise  to   unrelated   business   taxable
                                       income.  The  Fund  is not  designed  for
                                       investment by
                                       charitable    remainder    trusts    and,
                                       therefore,  such trusts may not  purchase
                                       Interests.  See "SAI - Tax  Aspects"  and
                                       "SAI - ERISA Considerations."

Principal Risks and Special            An   investment   in  the  Fund  involves
  Considerations                       substantial     risks     and     special
                                       considerations, including the following:

                                           o   Investing  in the Fund can result
                                               in a loss of capital invested.

                                           o   Various risks are associated with
                                               the    securities    and    other
                                               instruments  in  which  Portfolio
                                               Managers   may   invest  and  the
                                               specialized investment techniques
                                               they may use,  including  the use
                                               of  leverage,   short  sales  and
                                               derivatives,     which    involve
                                               substantial risks.

                                           o   The Fund is,  and many  Portfolio
                                               Funds and Portfolio  Managers may
                                               be,  newly  formed  and  have  no
                                               operating   histories   or   only
                                               limited operating histories.

                                           o   With  very  limited   exceptions,
                                               Interests  are not  transferable,
                                               and  liquidity  will be  provided
                                               only  through  repurchase  offers
                                               made  from  time  to  time by the
                                               Fund.  There is no assurance that
                                               an investor tendering an Interest
                                               for repurchase in connection with
                                               a  repurchase  offer  made by the
                                               Fund  will  have  that   Interest
                                               repurchased  in  that  repurchase
                                               offer.

                                           o   The  Fund  is  a  non-diversified
                                               fund  and  invests  in  Portfolio
                                               Funds    that    may   not   have
                                               diversified            investment
                                               portfolios,   thereby  increasing
                                               the  risk  to  the  Fund  of  the
                                               performance of a single Portfolio
                                               Fund.

                                           o   Portfolio   Funds  may,  in  some
                                               cases,      concentrate     their
                                               investments in a single  industry
                                               or group of  related  industries,
                                               which    can     increase     the
                                               sensitivity  of their  investment
                                               returns to economic factors
                                               affecting  that industry or group
                                               of industries.

                                           o   Because  the  Portfolio  Managers
                                               invest  in  the   securities   of
                                               companies  having  smaller market
                                               capitalizations,     there    are
                                               greater   risks   than  would  be
                                               involved    in    investing    in
                                               securities  of  companies  having
                                               larger market capitalization as a
                                               result   of   various    factors,
                                               including  greater  volatility of
                                               stock prices,  greater dependence
                                               on  a   limited   number  of  key
                                               personnel    and   more   limited
                                               financial resources.

                                           o   Investments by Portfolio Funds in
                                               fixed-income  and debt securities
                                               are   affected  by  a  number  of
                                               factors,   including  fluctuating
                                               interest  rates,  perceptions  of
                                               the  issuer's   creditworthiness,
                                               political stability, soundness of
                                               economic   policies   and,   with
                                               respect  to   certain   types  of
                                               fixed-income securities,  changes
                                               in the economic  environment that
                                               may affect future cash flows.


                                           o   Portfolio  Managers  will  charge
                                               the  Fund  asset-based  fees  and
                                               typically  will also be  entitled
                                               to   receive    performance-based
                                               allocations   of  Fund   profits.
                                               These  are  in  addition  to  the
                                               Management  Fee paid by the Fund.
                                               Performance-based allocations may
                                               create an incentive for Portfolio
                                               Managers to make investments that
                                               are  riskier or more  speculative
                                               than  those  that might have been
                                               made  in  the   absence  of  such
                                               arrangements.


                                           o   Portfolio  Funds  generally  will
                                               not be  registered  as investment
                                               companies  under  the  Investment
                                               Company Act and,  therefore,  the
                                               Fund as an investor in  Portfolio
                                               Funds  will not have the  benefit
                                               of the  protections  afforded  by
                                               the Investment Company Act.

                                           o   Ivy may have  little  or no means
                                               of    independently     verifying
                                               information
                                               provided  by  Portfolio  Managers
                                               and  thus,   may  not be  able to
                                               ascertain     whether   Portfolio
                                               Managers   are  adhering to their
                                               disclosed  investment  strategies
                                               or   their   investment  or  risk
                                               management policies.


                                           o   The  Fund  relies   primarily  on
                                               information provided by Portfolio
                                               Managers     in    valuing    its
                                               investments  in  Portfolio  Funds
                                               and   determining  the  value  of
                                               Interests,  and thus,  there is a
                                               risk that  inaccurate  valuations
                                               provided  by  Portfolio  Managers
                                               could adversely  affect the value
                                               of  Interests   and  the  amounts
                                               Members    receive    upon    the
                                               repurchase of Interests.  Because
                                               Portfolio Funds provide net asset
                                               value  information to the Fund on
                                               a   monthly   basis  and  do  not
                                               generally     provide    detailed
                                               information  on their  investment
                                               positions,  except  on an  annual
                                               basis,  the Fund  generally  will
                                               not be able to determine the fair
                                               value  of  its   investments   in
                                               Portfolio  Funds or its net asset
                                               values  other  than as of the end
                                               of each month and may not be able
                                               to verify  valuation  information
                                               given  to the  Fund by  Portfolio
                                               Managers  (except  in the case of
                                               Portfolio Accounts).


                                           o   Investors will bear directly fees
                                               and  expenses  at the Fund  level
                                               and indirectly fees, expenses and
                                               performance-based  allocations at
                                               the  Portfolio  Fund or Portfolio
                                               Account level.


                                           o   The  Fund  may  make   additional
                                               investments    in    or    effect
                                               withdrawals  from Portfolio Funds
                                               only at certain  specified  times
                                               and,    in    connection     with
                                               withdrawals, the Fund may receive
                                               securities  that are  illiquid or
                                               difficult to value.  Depending on
                                               the   policies  of  a  particular
                                               Portfolio  Fund, the Fund may not
                                               be   able   to    withdraw    its
                                               investment in the Portfolio  Fund
                                               promptly  after the Fund has made
                                               a  decision  to do so,  which may
                                               result  in a loss to the Fund and
                                               may
                                               adversely   affect   the   Fund's
                                               investment return.


                                           o   Delays   in   Portfolio   Manager
                                               reporting  may delay  reports  to
                                               Members and will require  Members
                                               to   seek   extensions   of   the
                                               deadline to file their respective
                                               tax returns.

                                           o   The  fees  and  performance-based
                                               allocations indirectly payable by
                                               the  Fund  as  a  result  of  its
                                               investments in Portfolio Funds or
                                               Portfolio  Accounts may be higher
                                               than  those of  other  registered
                                               investment companies.


                                       IN  VIEW OF THE  RISKS  OF  INVESTING  IN
                                       PORTFOLIO  FUNDS  AND OTHER  RISKS  NOTED
                                       ABOVE AS WELL AS THE RISKS  DESCRIBED  IN
                                       "OTHER   RISK   FACTORS"   THAT  ARE  NOT
                                       SUMMARIZED   ABOVE,   THERE   CAN  BE  NO
                                       ASSURANCE  THAT THE FUND WILL ACHIEVE ITS
                                       OBJECTIVE OF LIMITING THE  VOLATILITY  OF
                                       INVESTMENT  RETURNS.  THUS, AN INVESTMENT
                                       IN  THE  FUND  SHOULD  BE   CONSIDERED  A
                                       SPECULATIVE   INVESTMENT   AND  INVESTORS
                                       SHOULD  INVEST  IN THE FUND  ONLY IF THEY
                                       CAN  SUSTAIN  A  COMPLETE  LOSS OF  THEIR
                                       INVESTMENT.


                                       NO  GUARANTEE OR  REPRESENTATION  IS MADE
                                       THAT THE  INVESTMENT  PROGRAM OF THE FUND
                                       OR  ANY   PORTFOLIO   MANAGER   WILL   BE
                                       SUCCESSFUL,  THAT THE  VARIOUS  PORTFOLIO
                                       MANAGERS  SELECTED WILL PRODUCE  POSITIVE
                                       RETURNS OR THAT THE FUND WILL ACHIEVE ITS
                                       INVESTMENT OBJECTIVE.

                                       See  "Principal  Risk Factors" and "Other
                                       Risk Factors."

                            SUMMARY OF FUND EXPENSES

            The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.

Investor Transaction Expenses
      Maximum Sales Load (as a percentage of offering price)............. None
      Repurchase Fee (as percentage of value of Interest repurchased).... 1.00%
         (applies to repurchases of Interests less than one year after date of initial investment)

Annual Expenses (as a percentage of net assets attributable to
      Interests)
      Management Fee................................................... 1.50%
      Other Expenses................................................... 1.35%(1)
      Total Annual Expenses............................................ 2.85%

      (1) Reflects all expected ordinary operating expenses other than the Management Fee and includes organization expenses which will be borne by investors solely during the first twelve months of the Fund's operations. Other Expenses and Total Annual Expenses are estimated at 1.20% and 2.70%, respectively, for subsequent periods. See "Management of the Fund -- Fund Expenses."


            The purpose of the table above is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly. "Other Expenses," as shown above, is an estimate, assuming Fund net assets of $50 million. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund." In addition to the costs and expenses that investors in the Fund will bear directly or indirectly, the Fund will bear costs and expenses as an investor in Portfolio Funds (or if it retains Portfolio Managers to manage Portfolio Accounts), which are not reflected in the table and will reduce the Fund's investment returns.

                                    EXAMPLE 1

                                   1 Year    3 Years    5 Years    10 Years
                                   ------    -------    -------    --------
An investor would pay the
following expenses on a
$1,000 investment,
assuming a 5% annual
return:                             $27        $84        $143       $303

                                    EXAMPLE 2

                                   1 Year    3 Years    5 Years    10 Years
                                   ------    -------    -------    --------
An investor would pay the
following expenses on a
$100,000 investment,
assuming a 5% annual
return:                            $2,731     $8,383    $14,298    $30,318

THE EXAMPLES ABOVE ARE BASED ON THE FEES AND EXPENSES SET FORTH ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN ASSUMED IN THE EXAMPLES.

                             PRINCIPAL RISK FACTORS

            AN INVESTMENT IN THE FUND INVOLVES SUBSTANTIAL RISKS, INCLUDING THE RISK THAT THE ENTIRE AMOUNT INVESTED MAY BE LOST. The Fund allocates its assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

            Prospective investors should consider the following factors in determining whether an investment in the Fund is a suitable investment. However, the risks enumerated below should not be viewed as encompassing all of the risks associated with an investment in the Fund. Additional risks are discussed under "Other Risk Factors." Prospective investors should read this entire prospectus and the statement of additional information of the Fund (the "SAI") and consult with their own advisers before deciding whether to invest. In addition, as the Fund's investment program develops and changes over time (subject to limitations established by the Fund's investment policies and restrictions), an investment in the Fund may in the future be subject to additional and different risk factors.

INVESTMENT-RELATED RISKS

            GENERAL ECONOMIC AND MARKET CONDITIONS. The success of the Fund's investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Portfolio Funds and the Portfolio Accounts. Unexpected volatility or illiquidity could impair the Fund's profitability or result in losses.

            HIGHLY VOLATILE MARKETS. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forwards, futures and other derivative contracts in which a Portfolio Fund's or a Portfolio Account's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds and Portfolio Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

            RISKS OF SECURITIES ACTIVITIES. All securities investing and trading activities involve the risk of loss of capital. While Ivy Asset Management Corp. ("Ivy"), the investment manager of the Fund, will attempt to moderate these risks, there can be no assurance that the Fund's investment activities will be successful or that Members will not suffer losses. The following discussion sets forth some of the more significant risks associated with the Portfolio Managers' styles of investing:



            EQUITY SECURITIES. Portfolio Managers' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Portfolio Managers also may invest in depository receipts relating to foreign securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.



            FIXED-INCOME SECURITIES. The value of fixed-income securities in which Portfolio Funds and Portfolio Accounts invest will change in response to fluctuations in interest rates. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of creditworthiness, political stability or soundness of economic policies. Valuations of other fixed-income instruments, such as mortgage-backed securities, may fluctuate in response to changes in the economic environment that may affect future cash flows.

            SMALL CAP AND MID CAP ISSUERS. Historically, small and medium market capitalization stocks, which will constitute the majority of the investments of the Portfolio Funds, have been more volatile in price than the larger capitalization stocks. Among the reasons for greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the market for such stocks, and the greater sensitivity of small and medium size companies to changing economic conditions. Besides exhibiting greater volatility, medium and small company stock prices may fluctuate independently of larger company stock prices. Medium and small company stock prices may decline as large company stock prices rise, or vice versa. In addition, small and medium size companies in which the Portfolio Funds invest may have products and management which have not been thoroughly tested by time or by the marketplace. These companies may also be more dependent on a limited number of key personnel and their financial resources may not be as substantial as those of more established companies.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

            The Portfolio Managers may utilize a variety of special investment instruments and techniques to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's or a Portfolio Account's investment objective. These strategies may be executed through derivative transactions. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

            DERIVATIVES. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. These investments may include options, futures contracts, swaps and structured notes, among others. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Portfolio Funds or Portfolio Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Portfolio Funds or Portfolio Accounts.

Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

            LEVERAGE; INTEREST RATES; MARGIN. Portfolio Funds generally are permitted to borrow money for investment purposes, to meet capital withdrawals and for cash management purposes. Portfolio Funds and Portfolio Accounts may directly or indirectly borrow funds from brokerage firms and banks. Borrowing for investment purposes is known as "leverage." Portfolio Funds and Portfolio Accounts may also "leverage" by using options, swaps, forwards and other derivative instruments. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment, either directly or indirectly, by a Portfolio Fund or Portfolio Account could be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that Portfolio Funds or Portfolio Accounts borrow funds, the rates at which they can borrow may affect the operating results of the Fund. Any borrowings by the Fund for investment purposes are made solely for Portfolio Accounts.

            In general, the anticipated use of short-term margin borrowings by Portfolio Funds and Portfolio Accounts results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Portfolio Funds or Portfolio Accounts have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Portfolio Funds could be subject to a "margin call," pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of pledged securities, a Portfolio Fund or Portfolio Account might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

            SHORT SELLING. The Portfolio Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. This technique allows an investor to profit from a decline in market price of the securities sold short to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

            Portfolio Funds and Portfolio Accounts may also effect short sales "against the box." These transactions involve selling short securities that are owned (or that a Portfolio Fund or Portfolio Account has the right to obtain). When a Portfolio Fund or Portfolio Account enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Portfolio Funds and Portfolio Accounts will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

GENERAL RISKS

            LACK OF OPERATING HISTORY. The Fund is a newly formed entity that does not have any operating history that investors can use to evaluate the Fund's investment performance. Certain Portfolio Funds may also be newly formed entities that have no operating histories. In such cases, Ivy will have evaluated the past investment performance of Portfolio Managers or their personnel. However, this past investment performance may not be indicative of the future results of an investment in a Portfolio Fund managed by a Portfolio Manager. Although Ivy, its affiliates and their personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Fund's investment program should be evaluated on the basis that there can be no assurance that Ivy's assessments of Portfolio Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and the Fund's net asset value may decrease.

            NON-DIVERSIFIED STATUS AND INDUSTRY CONCENTRATION. The Fund is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the Investment Company Act of 1940, as amended (the "Investment Company Act"), on the percentage of the Fund's assets that may be invested in the securities of any one issuer. Also, there are no requirements that the investments of Portfolio Funds be diversified. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments. To address this risk, not more than 10% of the Fund's net assets are allocated to any one Portfolio Manager.

            In addition, the Fund does not invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in a single industry or group of related industries (but will invest 25% or more of the value of its total assets in Portfolio Funds except during temporary periods of adverse market conditions affecting Portfolio Funds in which the Fund may invest). Portfolio Funds generally are not subject to similar industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. The Fund will not invest in a Portfolio Fund if, as a result of such investment, 25% or more of the value of the Fund's total assets would be invested in Portfolio Funds that have investment programs that focus on investing in one particular industry or group of related industries. Nevertheless, it is possible that, at any given time, the Portfolio Funds in which the Fund is invested will, in the aggregate, have investments in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. For this reason, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, indirectly through Portfolio Funds in which it invests, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Portfolio Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the Fund and Ivy may not be able to determine at any given time whether or the extent to which Portfolio Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry or group of related industries.

            LIMITED LIQUIDITY; IN-KIND DISTRIBUTIONS. An investment in the Fund provides limited liquidity since Members will not be able to redeem Interests on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.

            Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than Ivy would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. Ivy intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.


            If a Member tenders its Interest (or a portion of its Interest) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Member after the date on which the repurchase offer terminates. However, the value of Interests that are tendered by Members generally will not be determined until a date approximately one month later and will be based on the value of the Fund's assets as of such later date. A Member will thus continue to bear investment risk after an Interest is tendered for repurchase until the date as of which the Interest is valued for purposes of repurchase. In addition, commencing with repurchase offers made after December 31, 2003, a repurchase fee equal to 1.00% of the value of an Interest (or portion of an Interest) repurchased by the Fund will apply if the date as of which the Interest is to be valued for purposes of repurchase is less than one year following the date of a Member's initial investment in the Fund. However, because the Fund expects to determine its net asset value only on a monthly basis, approximately one or two weeks after the end of each month, Members may not be able to obtain current information regarding the values of Interests when making their decisions as to whether to tender Interests for repurchase.


            The Fund expects to distribute cash to the holders of Interests that are repurchased. However, there can be no assurance that the Fund will have sufficient cash to pay for Interests that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Interests. Although the Fund does not generally intend to make distributions in-kind, under the foregoing circumstances, and in other unusual circumstances where the Board determines that making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase, Members may receive in-kind distributions of investments from the Fund's portfolio (valued in accordance with the Fund's valuation policies) in connection with the repurchase of Interests by the Fund. Any such distributions will be made on the same basis to all Members in connection with any particular repurchase offer. In addition, a distribution may be made partly in cash and partly in-kind. An in-kind distribution may consist of securities that are not readily marketable and may be subject to restrictions on resale. Members receiving an in-kind distribution will incur costs, including commissions, in disposing of securities that they receive, and in the case of securities that are not readily marketable, Members may not be able to sell the securities except at prices that are lower than those at which the securities were valued by the Fund or without substantial delay. For these various reasons, an investment in the Interests is suitable only for sophisticated investors. See "Repurchases of Interests and Transfers."

            POSSIBLE DELAYS IN SCHEDULES K-1. Each year, the Fund will distribute Schedules K-1 to Members so that they can prepare their respective income tax returns. The preparation of such returns is each Member's sole responsibility. The Fund's ability to provide final Schedules K-1 to Members for any given tax year prior to April 15 of the following year will depend upon when it receives the requisite information from Portfolio Funds. The Fund will provide Schedules K-1 as soon as practicable after it receives all necessary information. However, it is inevitable that delays will occur. Members should therefore be prepared to obtain extensions of the filing dates for their Federal, state and local income tax returns. Members should consult their personal tax advisers.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE


            Portfolio Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not have the benefit of various protections afforded by the Investment Company Act with respect to its investments in Portfolio Funds. Although Ivy expects to receive information from each Portfolio Manager regarding its investment performance and investment strategy on a regular basis, and monthly information on the value of the Fund's investments in Portfolio Funds, in most cases Ivy has little or no means of independently verifying this information. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to Ivy, which may involve risks under some market conditions that are not anticipated by Ivy. It is expected that the Fund will be given advance notice of any material change in a Portfolio Fund's investment program or policies. However, there can be no assurance that a Portfolio Manager will provide such notice and thus, the Fund's investment portfolio may be subject to additional risks which may not be promptly identified by Ivy. In addition, many Portfolio Managers will not be registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), in reliance on certain exemptions from registration under that act. In such cases, Portfolio Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.


            By investing in Portfolio Funds and Portfolio Accounts indirectly through the Fund, investors bear asset-based fees at the Fund level and indirectly asset-based fees and performance-based allocations at the Portfolio Fund or Portfolio Account level. Similarly, Members bear a proportionate share of the other operating expenses of the Fund (including administrative expenses) and, indirectly, similar expenses of the Portfolio Funds and Portfolio Accounts. An investor who meets the conditions imposed by the Portfolio Managers, including investment minimums that may be considerably higher than the $75,000 minimum imposed by the Fund, could invest directly with the Portfolio Managers thereby avoiding the additional fees and expenses of the Fund.

            Each Portfolio Manager will receive any performance-based allocation to which it is entitled irrespective of the investment performance of other Portfolio Managers or the investment performance of the Fund generally. Thus, a Portfolio Manager with positive investment performance will receive this allocation from the Fund (and indirectly from Members) even if the Fund's overall investment return is negative. Investment decisions of the Portfolio Managers are made independently of each other. As a result, at any particular time, one Portfolio Manager may be purchasing shares of an issuer for a Portfolio Fund or Portfolio Account whose shares are being sold by another Portfolio Manager for another Portfolio Fund or Portfolio Account. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

            Since the Fund may make additional investments in or effect withdrawals from a Portfolio Fund only at certain times pursuant to limitations set forth in the governing documents of the Portfolio Fund, the Fund from time to time: may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest; may have to borrow money to repurchase Interests; and may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so. This may adversely affect the Fund's investment return or increase the Fund's expenses.

            Portfolio Funds may be permitted to redeem their interests in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, Ivy would seek to dispose of these securities in a manner that is in the best interests of the Fund.


            The Fund, as an investor in a Portfolio Fund, may be required to indemnify the Portfolio Fund and its Portfolio Manager from liability, damage, cost or expense arising out of various matters where the Portfolio Fund or Portfolio Manager has been adversely affected by the Fund's actions or has incurred liabilities arising from the Fund's actions. In addition, the Fund may agree to indemnify the Portfolio Manager of a Portfolio Account for certain matters, subject to limitations imposed by the Investment Company Act.

            ESTIMATES. In most cases, the Fund will have little ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund, which Ivy requires that each Portfolio Manager provide on at least a monthly basis. Furthermore, these valuations will typically be estimates only, subject to revision based on each Portfolio Fund's annual audit. Revisions to the Fund's gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Portfolio Funds are completed.


            Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Any such securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith by the Board.


            It is possible that the valuation of the Fund's investment in a Portfolio Fund as provided by a Portfolio Manager as of a specific date will vary from the fair value of the investment as determined under procedures adopted by the Board. In such event, the Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Portfolio Fund. Ivy will attempt to resolve any conflicts between valuations assigned by a Portfolio Manager and fair value as determined by the Board by seeking information from the Portfolio Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Fund's investment. Investors should recognize that valuations of illiquid securities, such as interests in Portfolio Funds, involve various judgments and consideration of factors that may be subjective. As a result, the net asset value of the Fund, as determined based on the fair value of its interests in Portfolio Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Portfolio Funds. This could adversely affect the Fund, new Members and Members whose Interests are repurchased.


                               OTHER RISK FACTORS

            ILLIQUID PORTFOLIO INVESTMENTS. Portfolio Funds and Portfolio Accounts may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and a Portfolio Fund or a Portfolio Account may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.


            FOREIGN  INVESTMENTS.  It  is  expected  that  Portfolio  Funds  and
Portfolio Accounts will invest in securities of foreign companies and countries. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict a Portfolio Manager's investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to U.S. standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the U.S. Moreover, an issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. There is also less regulation, generally, of the securities markets in foreign countries than there is in the U.S. In addition, unfavorable changes in foreign currency exchange rates may adversely affect the U.S. dollar values of securities denominated in foreign currencies or traded in foreign markets. Portfolio Managers may, but are generally not required to, hedge against such risk, and there is no assurance that any attempted hedge will be successful.


            Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more mature markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems. Investments in issuers in emerging and developing markets may be subject to greater risks of government restrictions with respect to withdrawing the proceeds from sales of such investments. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments of developing countries may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.

            BORROWING BY THE FUND. The Fund is authorized to borrow money from brokerage firms and banks for investment purposes, to meet repurchase requests and for cash management purposes. Although the Fund is authorized to borrow for investment purposes, any borrowings for investment purposes are made solely for Portfolio Accounts. The use of borrowings for investment purposes is not a principal investment strategy of the Fund. In the event that the Fund engages in borrowing for investment purposes through a Portfolio Account, the Fund will be subject to greater risk of loss. Such loss could result from, for example, the Fund having to liquidate investment positions for a Portfolio Account at inopportune times and prices in order to meet margin requirements.

            PERFORMANCE-BASED ALLOCATIONS. Each Portfolio Manager generally is entitled to receive performance-based allocations, expected to range from 15% to 25% of net profits, with respect to the Portfolio Fund that it manages. Performance-based allocations may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of such arrangements. In addition, because the performance-based allocations are generally calculated on a basis that includes realized and unrealized appreciation, these allocations may be greater than if they were based solely on realized gains.

            INABILITY TO VOTE OR EXERCISE CONTROL. In many cases, the Fund will hold non-voting securities in Portfolio Funds or waive the right to vote its securities with respect to Portfolio Funds. In such cases, the Fund will not be able to vote on matters that require the approval of the security holders of the Portfolio Fund, including matters adverse to the Fund's interests. The Fund does not intend to acquire a sufficient percentage of the economic interests in any Portfolio Fund to cause the Fund to control any Portfolio Fund. Applicable securities rules and interpretations may limit the percentage of voting or non-voting securities of any Portfolio Fund that may be held by the Fund.

            CONFLICTS OF INTEREST. The Adviser, Ivy and their affiliates, as well as many of the Portfolio Managers and their respective affiliates, provide investment advisory and other services to clients other than the Fund and Portfolio Funds. In addition, investment professionals associated with the Adviser, Ivy or Portfolio Managers may carry on investment activities for their own accounts and the accounts of family members (collectively, with other accounts managed by the Adviser, Ivy and their affiliates, "Other Accounts"). The Fund and Portfolio Funds have no interest in these activities. As a result of the foregoing, the Adviser, Ivy and Portfolio Managers will be engaged in substantial activities other than on behalf of the Fund and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Fund and Other Accounts.

            There may be circumstances under which Ivy or a Portfolio Manager will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund's or a Portfolio Fund's assets they commit to such investment. There also may be circumstances under which Ivy or a Portfolio Manager purchases or sells an investment for its Other Accounts and does not purchase or sell the same investment for the Fund or a Portfolio Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for one or more Other Accounts. However, it is the policy of Ivy, and generally also the policy of the Portfolio Managers, that investment decisions for the Fund, Portfolio Accounts and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage and investment transactions and opportunities be fairly allocated among their clients, including the Fund and Portfolio Funds.

            The Adviser, Ivy, Portfolio Managers and their respective affiliates may have interests in Other Accounts they manage which differ from their interests in the Fund and Portfolio Funds and may manage such accounts on terms that are more favorable to them than the terms on which they manage the Fund or Portfolio Funds. In addition, the Adviser, Ivy and Portfolio Managers may charge fees to Other Accounts and be entitled to receive performance-based incentive allocations from Other Accounts that are lower than the fees and performance-based incentive allocations to which the Fund and its Members are subject.

            HIGH YIELD ("JUNK") BONDS. Portfolio Funds and Portfolio Accounts may invest in non-investment grade debt securities (commonly referred to as "junk bonds"). Non-investment grade debt securities are securities that have received a rating from a nationally recognized statistical rating organization (a "Rating Agency") below the fourth highest rating category or, if not rated by any Rating Agency, have been determined by the Fund to be of comparable quality.

            Investments in non-investment grade debt securities, including convertible lower rated debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress than would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, Portfolio Funds or Portfolio Accounts may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities. Debt securities a Portfolio Fund or Portfolio
Account has sold short may be favorably impacted (to the detriment of the Portfolio Fund or Portfolio Account) by the factors discussed above (E.G., increased ability to service principal or interest payments).

            TAX RISKS. A non-corporate Member's share of the Fund's investment expenses (including, but not limited to, the Management Fee and the Fund's share of any fees payable by Portfolio Funds to the Portfolio Managers) may be subject to certain limitations on deductibility for regular Federal income tax purposes. Such expenses may be completely disallowed for purposes of determining whether the non-corporate Member's alternative minimum tax liability will apply. See "Taxes."

            DISTRIBUTIONS TO MEMBERS AND PAYMENT OF TAX LIABILITY. The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund's taxable income, and may have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board. See "Taxes."

            CONSIDERATIONS FOR ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES. Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, individual retirement accounts and 401(k) and Keogh Plans, may purchase Interests. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. For further information regarding an investment in the Fund by investors subject to ERISA, see "ERISA Considerations" in the SAI. Because the Fund and the Portfolio Funds in which it invests may use leverage, a tax-exempt investor may incur income tax liability to the extent the Fund's transactions are treated as giving rise to unrelated business taxable income. See "Taxes." The Fund is not designed for investment by charitable remainder trusts. For this reason, charitable remainder trusts may not purchase Interests.

            BANKING REGULATION. The Bank Holding Company Act of 1956, as amended (the "BHCA"), and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transactions and relationships between the Adviser, Ivy, BNYCo and their affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund. See "Statement of Additional Information - Investment Policies and Practices" for a discussion of risks related to such restrictions.

            PORTFOLIO ACCOUNT ALLOCATIONS. The Fund may on occasion allocate its assets to a Portfolio Manager by retaining the Portfolio Manager to manage a Portfolio Account for the Fund, rather than invest in the Portfolio Manager's Portfolio Fund. Portfolio Accounts can expose the Fund to theoretically unlimited liability, and it is possible, given the leverage at which certain of the Portfolio Managers will trade, that the Fund could lose more in a Portfolio Account that is managed by a particular Portfolio Manager than the Fund has allocated to such Portfolio Manager to invest. This risk may be avoided if the Fund, instead of retaining a Portfolio Manager to manage a separate account comprised of a designated portion of the Fund's assets, creates a separate investment vehicle for which a Portfolio Manager will serve as general partner and in which the Fund will be the sole limited partner. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Portfolio Accounts.

                                 USE OF PROCEEDS

            The Fund will invest the net proceeds of the offering in accordance with its investment objective, investment policies and principal strategies as soon as practicable after the closing of the initial offering of Interests. Based on current market conditions, Ivy expects the Fund will be fully invested within three months. Pending full investment of the proceeds of the offering in Portfolio Funds or through Portfolio Accounts, the proceeds of the offering will be invested in short-term, high quality debt securities.

                  INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

THE FUND'S OBJECTIVE AND POLICIES

            The Fund's investment objective is to provide consistent capital appreciation over the long-term while seeking to limit the volatility of investment returns. No assurance can be given that the Fund will achieve its investment objective.

            The Fund's investment objective is fundamental and may not be changed without the approval of Members. However, except as otherwise stated in this prospectus or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board. The Fund's fundamental investment policies are listed in the SAI. Its principal investment policies and strategies are discussed below. The Fund may change any investment policies and strategies that are not fundamental, if the Board believes doing so would be consistent with the Fund's investment objective.

THE FUND'S INVESTMENT PROGRAM

            The Fund pursues its investment objective by investing primarily in Portfolio Funds that are managed by Portfolio Managers that pursue long/short or primarily long investment strategies. Ivy is responsible for selecting the Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager, subject to the general supervision of the Adviser and the Board. The Fund implements these allocation decisions by investing primarily in Portfolio Funds that are managed by Portfolio Managers selected by Ivy.

            Portfolio Funds are investment funds, typically organized as limited partnerships, that are not required to register under the Investment Company Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in the fund or as to the qualifications of persons eligible to invest in the fund. The typical Portfolio Fund has greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities it may own, the types of trading strategies it may employ and, in many cases, the amount of leverage it may use.

            The Fund's assets are allocated primarily to Portfolio Managers that pursue long/short or primarily long investing strategies. Portfolio Managers engaged in primarily long investing seek to purchase securities at prices which, in their opinion, are less than the fair or intrinsic values of the issuers' assets or earning power. This investment strategy is considered "contrarian" because it frequently involves purchasing securities of issuers that may be largely ignored, or disfavored, by the market. Portfolio Managers engaged in long/short investing engage in both primarily long investing, as described above, but also effect short sales of securities, which involves selling the securities of issuers that the Portfolio Managers believe are overvalued based upon an assessment of the prospects of those issuers. The Portfolio Managers consider a wide range of factors in determining whether a security is overvalued, and may sell a security short because: an issuer has negative cash flows; the security has an exceedingly high market value relative to the value of the assets or the earnings or expected earnings of the issuer; or the issuer is operating at a deficit. Portfolio Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, U.S. and foreign equities and equity-related instruments, currencies, financial futures, and fixed-income and other debt-related instruments. Portfolio Managers are generally not limited as to the markets in which they may invest or the investment disciplines that they may employ. Leverage (i.e., borrowing money to purchase investments) may also be utilized by the Portfolio Managers.

            It is expected that Portfolio Managers selected by Ivy generally will emphasize individual stock selection (otherwise known as "bottom-up" investing), although some Portfolio Managers may utilize a "top-down" investing approach, which involves identifying trends in the general economy or in particular industry sectors and then selecting issuers that are expected to benefit from those trends. The securities selection methodologies employed by the Portfolio Managers may include the use of fundamental or technical analysis as well as other analytical and statistical approaches. The investment programs of some Portfolio Managers may focus on investing in specific industries, such as banking or thrift institutions, or in specific industry sectors, such as technology. It is expected that a majority of the Portfolio Managers will invest in securities of issuers with market capitalizations well below the median market capitalization of issuers whose securities are included in the S&P 500 Index. These securities are known as "small cap" and "mid cap" stocks.

            Although the Fund's assets are normally allocated for investment to Portfolio Managers that invest primarily in equity securities, during periods of adverse market conditions in the equity securities markets, as determined by Ivy, the Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Fund also invests in money market instruments or shares of money market funds, or holds cash, for liquidity purposes.

            The Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various Investment Company Act prohibitions on affiliated transactions. The Fund also may not be required to adhere to this 5% investment limitation to the extent that it can rely on certain regulatory exemptions from the prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by Ivy, the Fund may purchase non-voting securities of, or waive its right to vote its securities in, Portfolio Funds. Although the Fund may hold non-voting securities, the Investment Company Act and the rules and regulations thereunder may require the Fund to limit its position in any one Portfolio Fund, if aggregate investments in a Portfolio Fund by the Fund and its affiliated persons (as such term is defined in the Investment Company Act) amount to, or exceed, 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified or further developed.


            In  pursuing  its  investment  objective  the Fund  seeks to  reduce volatility in overall investment returns by allocating its assets both to Portfolio Managers that pursue long/short investing and to those that pursue primarily long investing, and by allocating its assets among a professionally selected group of Portfolio Managers that may focus on investing in selected industries or sectors or in pursuing other specialized investment programs. Portfolio Managers will generally invest primarily in marketable securities, although certain Portfolio Managers may also invest a portion of the assets of Portfolio Funds in privately placed securities and other investments that are illiquid. Portfolio Managers may invest in fixed-income and other debt securities of varying maturity and quality, including lower quality debt securities. Interests in the Portfolio Funds are not marketable and only have limited liquidity.


            Ivy selects Portfolio Managers with which to invest the Fund's assets using a process that seeks to identify appropriate Portfolio Managers for the Fund and to construct a portfolio of investments for the Fund that it believes is positioned to provide high capital appreciation potential with limited volatility. Ivy begins the selection process by identifying Portfolio Managers that may be relatively newly formed and have only recently established an independent investment management business, but which have characteristics that, in the opinion of Ivy, demonstrate the potential to achieve high capital appreciation. Ivy believes that newer independent asset managers may be better positioned to implement their respective investment strategies than more established asset managers who may be constrained by large amounts of capital under management. In addition to selecting newer Portfolio Managers, Ivy will consider selecting more seasoned Portfolio Managers that it believes will complement the Fund's investment portfolio. Ivy further reduces the pool of candidates to those Portfolio Managers that it believes have sufficiently skilled and experienced staff to implement effectively and consistently their investment programs. Additional review of candidates is undertaken to analyze a Portfolio Manager's reported historical investment results and its adherence to stated investment programs. Ivy considers additional factors in selecting Portfolio Managers, including the quality and effectiveness of Portfolio Managers' risk management policies and procedures and their investor communications and reporting capabilities. Ivy requires that each Portfolio Manager report, on at least a monthly basis, on the value of the Fund's investment in the Portfolio Fund managed by that Portfolio Manager. In addition, in constructing the Fund's investment portfolio, Ivy considers the degree of liquidity available from the Portfolio Fund to help assure that the Fund has appropriate flexibility to adjust its investment positions consistent with the Fund's investment goals and adequate liquidity to repurchase Interests without the need to borrow money to effect repurchase offers.

            After the Fund's assets have been allocated to a Portfolio Manager, Ivy regularly evaluates the Portfolio Manager's investment performance to determine whether its investment program continues to be consistent with the Fund's investment objective and whether its investment performance and the characteristics of its investment results are satisfactory in light of market conditions and the results achieved by other Portfolio Managers. Based on these evaluations and other factors that Ivy deems relevant, Ivy makes decisions to reallocate the Fund's assets among Portfolio Managers and to terminate and add Portfolio Managers. Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Fund could result in the liquidation of the Fund's investment in the Portfolio Fund. The termination of Portfolio Managers and the addition of Portfolio Managers that do not manage Portfolio Accounts does not require the approval of Members.


            The Fund will invest in various types of Portfolio Funds managed by Portfolio Managers, including limited partnerships, joint ventures and other investment vehicles. However, the Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Fund will be the sole limited partner). (Any arrangement in which the Fund retains a Portfolio Manager to manage an account or investment vehicle for the Fund is referred to as a "Portfolio Account.") The retention of a Portfolio Manager to manage a Portfolio Account is subject to the approval of the Board, including a majority of the persons comprising the Board (the "Managers") who are not "interested persons," as defined by the Investment Company Act, of the Fund or the Portfolio Manager (the "Independent Managers"). The retention of a Portfolio Manager will in such cases also be subject to approval by Members, unless the Fund seeks and obtains an order of the Securities and Exchange Commission (the "SEC") exempting the Fund from this requirement. The Fund's participation in any Portfolio Account arrangement will be subject to the requirement that the Portfolio Manager be registered as an investment adviser under the Advisers Act, and the Fund's contractual arrangements with the Portfolio Manager will be subject to the requirements of the Investment Company Act applicable to investment advisory contracts.

            In managing Portfolio Funds, Portfolio Managers are not subject to the Fund's investment policies and restrictions or the various limitations and prohibitions applicable to the activities of investment companies registered under the Investment Company Act (such as the Fund). This involves various risks, including those associated with the fact that Portfolio Funds are not generally subject to any requirements that they diversify their investments or limit their investments in the securities of issuers engaged in a single industry or group of related industries. See "Principal Risk Factors - General Risks - Non-Diversified Status and Industry

Concentration." However, the Fund's investment policies and restrictions, and limitations and prohibitions on investments imposed by the Investment Company Act, do apply in the case of Portfolio Accounts.


            Ivy regularly evaluates each Portfolio Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. In this regard, Ivy seeks to verify each Portfolio Manager's continued adherence to its stated investment objectives, policies and restrictions. Based on these evaluations, Ivy allocates and reallocates the Fund's assets among Portfolio Managers and terminates or adds Portfolio Managers, as it determines appropriate and consistent with the Fund's investment objective. Members do not vote on the retention or termination of a Portfolio Manager, except that the retention of any Portfolio Manager to manage a Portfolio Account is subject to the approval of the Board and Members. The Fund may seek to obtain an SEC order exempting it from the requirement that Members approve Portfolio Managers that are retained to manage Portfolio Accounts. However, no assurance can be given that such an order will be issued.


BORROWING; USE OF LEVERAGE

            The Fund is authorized to borrow money for investment  purposes,  to meet repurchase requests and for cash management purposes. Portfolio Funds generally are also permitted to borrow money for similar purposes. The use of borrowings for investment purposes is known as "leverage" and involves a high degree of risk. Any such borrowings by the Fund are made solely for Portfolio Accounts and are not a principal investment strategy of the Fund. The investment programs of certain Portfolio Managers may make extensive use of leverage. See "Principal Risk Factors--Leverage; Borrowing" and "Other Risk Factors - Borrowing by the Fund."

            The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Portfolio Funds and, therefore, the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds. The Asset Coverage Requirement applies to borrowings by Portfolio Accounts, as well as to other transactions by Portfolio Accounts that can be deemed to result in the creation of a "senior security." Generally, in conjunction with investment positions for Portfolio Accounts that are deemed to constitute senior securities, the Fund must: (i) observe the Asset Coverage Requirement; (ii) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (iii) otherwise cover the investment position with offsetting portfolio securities. Segregation of assets or covering investment positions with offsetting portfolio securities may limit a Portfolio Account's ability to otherwise invest those assets or dispose of those securities.

SHORT SELLING

            Portfolio Funds and Portfolio Accounts may sell securities short. To effect a short sale, the Portfolio Fund or Portfolio Account borrows the security from a brokerage firm, or other permissible financial intermediary, and makes delivery to the buyer. The Portfolio Fund or Portfolio Account then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio Fund or Portfolio Account, which would result in a loss or gain, respectively. The use of short sales is a speculative practice and involves significant risks. See "Principal Risk Factors--Short Selling."

DERIVATIVES

            Portfolio Funds and Portfolio Accounts may use financial instruments, known as derivatives, for purposes of hedging portfolio risk and for non-hedging purposes. Examples of derivatives include stock options, index options, futures and options on futures. Transactions in derivatives involve certain risks. See "Principal Risk Factors--Derivatives."

SHORT-TERM AND DEFENSIVE INVESTMENTS

            The  Fund  invests  its cash  reserves  in high  quality  short-term investments. These investments may include money market instruments and other short-term debt obligations, money market mutual funds, and repurchase agreements with banks, brokers and dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the Fund from achieving its investment objective. Repurchase agreements involve certain risks that are described in the SAI.

                             IVY PERFORMANCE HISTORY

            Appendix B contains investment performance information for a private investment partnership that is managed by Ivy using the same personnel that manage the Fund in accordance with an investment program that is substantially similar to the Fund's investment program. This performance information does not represent the investment performance of the Fund. The information is provided to illustrate the experience and historic investment results obtained by Ivy. It should not be viewed as indicative of the future investment performance of the Fund. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

                             MANAGEMENT OF THE FUND

GENERAL

            The Fund's Board provides broad oversight over the operations and affairs of the Fund. A majority of the Board is comprised of persons who are Independent Managers.

            BNY Investment Advisors (the "Adviser") serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment advisory agreement with the Fund (the "Investment Management Agreement"). The Adviser is a division of The Bank of New York and has been registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the
"Investment Advisers Act"), since May 2001. The Bank of New York is a wholly-owned subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a publicly traded financial holding company, and was founded in 1784 by Alexander Hamilton. It is the nation's oldest bank. With over $77 billion in total assets as of December 31, 2002, BNYCo provides a complete range of banking and other financial services to corporations and individuals worldwide through its basic businesses, namely, Securities Servicing and Global Payment Services, Corporate Banking, BNY Asset Management and Private Client Services, Retail Banking, and Financial Market Services. The Bank of New York is the world's largest custodian bank with $6.8 trillion in assets under custody as of December 31, 2002. The Adviser is located at One Wall Street, New York, New York 10286.


            Pursuant to the Investment Management Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services, as well as various administrative services, to the Fund. The Adviser is authorized, subject to the approval of the Board and Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

            In  consideration  of services  provided  by the  Adviser  under the
Investment Management Agreement, the Fund pays the Adviser a fee (the "Management Fee") computed and paid monthly at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the beginning of the month. A portion of the Management Fee will be refunded to the Fund in the event that the Investment Management Agreement is terminated at any time other than the end of a month in a pro rata amount based on the number of days remaining in the month.

            Ivy, an affiliate of The Bank of New York, has been retained by the Adviser to serve as the investment manager of the Fund and provides day-to-day investment management services to the Fund, subject to the general supervision of the Adviser. Ivy is a registered investment adviser under the Investment Advisers Act and is recognized as one of the leading multi-manager alternative investment specialists. Since its inception in 1984, Ivy has provided its clients the ability to participate in niche investment styles and sophisticated investment strategies not typically available to the general investing public. Ivy offers a range of innovative multi-manager alternative investment products and customized portfolios designed to address specific client objectives. As of December 31, 2002, Ivy managed in excess of $6.2 billion of client assets. Ivy is located at 591 Stewart Avenue, Garden City, New York 11530. As compensation for the services provided by Ivy, the Adviser pays Ivy a monthly fee equal to 50% of the Management Fee received by the Adviser pursuant to the Investment
Management Agreement. The fee is paid by the Adviser and is not an expense of the Fund. Ivy's retention by the Adviser was approved by the Board and was also approved by an affiliate of the Adviser as the Fund's sole initial Member.

MANAGEMENT TEAM

            A team at Ivy is primarily responsible for the day-to-day management of the Fund's Portfolio, subject to the oversight of the Adviser.

ADMINISTRATIVE SERVICES


            The  Bank  of  New  York  (the  "Administrator")   provides  various
administration, fund accounting, investor accounting, taxation and transfer agent services to the Fund. In consideration of these services, the Fund will pay the Administrator a quarterly fee which is not expected to exceed 0.25% of the Fund's net assets on an annual basis and will reimburse the Administrator for certain out-of-pocket expenses. Pursuant to the administration agreement with the Fund, the Administrator may appoint sub-administrators to provide these services to the Fund.


CUSTODIAN

            The Bank of New York (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) as approved or authorized by the Board.

FUND EXPENSES


            The Fund will bear its own expenses including, but not limited to: the Management Fee; the Investor Servicing Fee (as defined below under "Investor Servicing Arrangements"); any taxes; investment-related expenses incurred by the Fund (E.G., fees and expenses charged by the Portfolio Managers and Portfolio Funds, costs associated with organizing and operating Portfolio Accounts, placement fees, interest on indebtedness, fees for data and software providers, research expenses, professional fees (including, without limitation, expenses of consultants and experts) relating to investments); fees and expenses for accounting and custody services; the fees and expenses of Fund counsel, any legal counsel retained to represent the Independent Managers and the Fund's independent auditors; costs associated with the registration of the Fund, including the costs of compliance with Federal and state laws; costs and expenses of holding meetings of the Board and meetings of Members, including reasonable travel and out-of-pocket expenses of the members of the Board and any costs associated with the preparation and dissemination of proxy materials; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board; costs of preparing, printing and distributing reports and other communications to Members and such other expenses as may be approved by the Board. The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.


            Offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during a fiscal period will be allocated and charged to the capital accounts of Members pro rata in accordance with their respective investment percentages for the period.

            The Fund's organization expenses will be borne by the Fund and are estimated at $75,000. In addition, the Fund will bear certain offering costs, estimated at $175,000, associated with the initial offering of Interests, which will be charged directly to capital upon the initial sale of Interests. Before a change to the guidelines issued by the American Institute of Certified Public Accountants applicable to the Fund, the Fund would have been able to amortize its organization expenses over a 60-month period. Because of that change, however, the organization expenses now must be expensed as incurred. In order to achieve a more equitable distribution of the impact of organization and initial offering expenses among Members, an initial allocation of these expenses will be made as of the first date on which capital contributions of Members are made. These allocations will thereafter be adjusted as of each date during the one year period following commencement of the Fund's operations that additional capital is contributed to the Fund by Members. This procedure generally will result in a final allocation of the Fund's organization and initial offering expenses among Members based on the percentage that a Member's contributed capital to the Fund bears to the total capital contributed to the Fund through March 31, 2004. Offering costs cannot be deducted by the Fund or Members for tax purposes.

                             INVESTOR QUALIFICATIONS

            Interests are being offered only to investors that are "Qualified Clients." Currently, Qualified Clients include: (i) natural persons and companies (other than investment companies) that represent that they have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; (ii) persons who have at least $750,000 under the Adviser's or its affiliates' management, including any amount invested in the Fund; (iii) persons who are "qualified purchasers," as defined by the Investment Company Act and the rules thereunder; and (iv) certain knowledgeable employees who participate in the Adviser's investment activities. In addition, Interests are offered only to investors that are U.S. persons for Federal income tax purposes, as defined below, and may not be purchased by charitable remainder trusts. Investors must complete and sign an investor certification that the investor meets these requirements before it may invest in the Fund. The form of certification that each investor will be asked to sign is contained in Appendix A of this prospectus. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, each as defined in the Internal Revenue Code of 1986, as amended (the "Code"). The Fund is not obligated to sell through brokers, dealers or other financial institutions any Interests that have not been placed with Qualified Clients that meet all applicable requirements to invest in the Fund. The Fund reserves the right to reject any order for the purchase of an Interest and may, in its sole discretion, suspend the offering of Interests at any time.

            A person is considered a U.S. person for Federal income tax purposes if the person is: (i) a citizen or resident of the United States; (ii) a corporation, partnership (including an entity treated as a corporation or partnership for U.S. Federal income tax purposes) or other entity (other than an estate or trust) created or organized under the laws of the United States, any state therein or the District of Columbia; (iii) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Code); or (iv) a trust, if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust.

                     REPURCHASES OF INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

            No Member or other person holding an Interest or a portion of an Interest acquired from a Member will have the right to require the Fund to redeem that Interest or portion thereof. There is no public market for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity will be provided only through offers to repurchase Interests, which may be made from time to time by the Fund. Any transfer of an Interest in violation of the LLC Agreement will not be permitted and will be void. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below. For information on the Fund's policies regarding transfers of Interest, see "Repurchases and Transfers of Interests--Transfers of Interests" in the SAI.

REPURCHASES OF INTERESTS


            The Fund from time to time will offer to repurchase outstanding Interests pursuant to written tenders by Members. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding Interests. Commencing with repurchase offers made after December 31, 2003, a repurchase fee equal to 1.00% of the value of an Interest (or portion of an Interest) repurchased, which is retained by the Fund, will apply if the date as of which the Interest is to be valued for purposes of repurchase is less than one year following the date of a Member's initial investment in the Fund. The fee is intended to offset costs associated with short-term investments in the Fund. If applicable, the repurchase fee will be deducted before payment of the proceeds of a repurchase.


            In determining whether the Fund should repurchase Interests or portions thereof from Members pursuant to written tenders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests as of December 31, 2003, and thereafter, twice each year, as of June 30 and December
31. The LLC Agreement generally provides that the Fund will be dissolved if the Interest of any Member that has submitted a written request for repurchase of its Interest, in accordance with the terms of the LLC Agreement, has not been repurchased by the Fund within a period of two years after the Member's request; provided, however, that dissolution shall not be required if the Fund is unable to repurchase a Member's Interest as a result of regulatory restrictions that prevent the Fund from fulfilling a repurchase request. See "Repurchases and Transfers of Interests--Repurchase Offers" in the SAI. The Board will also consider the following factors, among others, in making its determination:

            o whether any Members have requested to tender Interests or portions thereof to the Fund;


            o the liquidity of the Fund and its ability to liquidate investments in Portfolio Funds to satisfy repurchase requests;

            o the investment plans and working capital requirements of the Fund;

            o the relative economies of scale with respect to the size of the Fund;

            o the history of the Fund in repurchasing Interests or portions thereof;

            o     the economic condition of the securities markets; and

            o the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.


            The Board will determine that the Fund repurchase Interests or portions thereof from Members pursuant to written tenders only on terms the Board determines to be fair to the Fund and Members. When the Board determines that the Fund will make a repurchase offer, notice of that offer will be provided to each Member describing the terms of the offer, and containing information that Members should consider in deciding whether to tender Interests for repurchase. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests from the Adviser during the period the offer remains open. However, because the Fund expects to determine its net asset value only on a monthly basis, approximately one or two weeks after the end of each month, Members may not be able to obtain current information regarding the values of Interests when making their decisions as to whether to tender Interests for repurchase.


            When Interests are repurchased by the Fund, Members will generally receive cash distributions equal to the value of the Interests (or portion of the Interest) repurchased, less the repurchase fee, if applicable. However, in the sole discretion of the Fund, the proceeds of repurchases of Interests may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Interests that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase. See "Principal Risk Factors--General Risks." Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Interests or portions thereof from Members.

            A Member that tenders its entire Interest will generally have a taxable event when the Interest is repurchased. Gain, if any, will be recognized by a tendering Member only as and after the total proceeds received by the Member exceed the Member's adjusted tax basis in the Interest. A loss, if any, will be recognized only after the Member has received full payment under the promissory note that will be given to the Member prior to the Fund's payment of the repurchase amount.

REPURCHASE PROCEDURES

            Due to liquidity restraints associated with the Fund's investments in Portfolio Funds and the fact that the Fund may have to effect withdrawals from those funds to pay for

Interests being repurchased, it is presently expected that, under the procedures applicable to the repurchase of Interests, Interests will be valued for purposes of determining their repurchase price as of a date approximately one month after the date by which Members must submit a repurchase request (the "Valuation Date") and that the Fund will generally pay the value of the Interests or portions thereof repurchased (or as discussed below, 95% of such value if a Member's entire Interest is repurchased) approximately one month after the Valuation Date. The amount that a Member may expect to receive on the repurchase of the Member's Interest (or portion thereof) will be the value of the Member's capital account (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the Fund's assets as of that date, after giving effect to all allocations to be made as of that date to the Member's capital account and less the repurchase fee, if applicable. This amount will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If the entire Interest of a Member is repurchased, the Member will receive an initial payment equal to 95% of the estimated value of the Interest and the balance due will be determined and paid promptly after completion of the Fund's audit and be subject to audit adjustment.

            Under these procedures, Members will have to decide whether to tender their Interests for repurchase without the benefit of having current information regarding value of Interests as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Interests and the date they can expect to receive payment for their Interests from the Fund. However, promptly after the expiration of a repurchase offer, Members whose Interests are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Interests. Payments for repurchased Interests may be delayed under circumstances where the Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio Funds.

            A Member who tenders for repurchase only a portion of the Member's Interest will be required to maintain a capital account balance of $75,000. If a Member tenders a portion of an Interest and the repurchase of that portion would cause the Member's capital account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Interest to be purchased from the Member so that the required minimum balance is maintained.

            Repurchases of Interests by the Fund are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Interests as described above may be amended by the Fund in order to comply with any regulatory requirements applicable to such repurchase procedures.

MANDATORY REDEMPTION BY THE FUND

            The LLC Agreement provides that the Fund may redeem an Interest (or portion thereof) of a Member or any person acquiring an Interest (or portion thereof) from or through a Member under certain circumstances, including if: ownership of the Interest by the Member or other person will cause the Fund, the Adviser or Ivy to be in violation of certain laws or any of the representations and warranties made by a Member in connection with the acquisition of the Interest was not true when made or has ceased to be true.

                         CALCULATION OF NET ASSET VALUE

            The net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business at the end of each fiscal period (as defined below under "Capital Accounts - General") in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.


            The Board has approved procedures pursuant to which the Fund will value its investments in Portfolio Funds at fair value. In accordance with these procedures, fair value of these investments ordinarily will be the value determined as of the end of the fiscal period by the Portfolio Manager of each Portfolio Fund in accordance with the Portfolio Fund's valuation policies and as reported by the Portfolio Manager. As a general matter, the fair value of the Fund's interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Because Portfolio Funds provide net asset value information to the Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to the Fund by Portfolio Managers (except in the case of Portfolio Accounts). In the unlikely event that a Portfolio Fund does not report a value to the Fund on a timely basis at the end of a fiscal period, the Fund would determine the fair value of its interest in that Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Fund values its assets. The Board has determined that any values of interests in Portfolio Funds reported as "estimated" or "final" values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available, or the fair value of such securities as of the Fund's valuation date.


            Before investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Adviser will periodically review the valuations of interests in Portfolio Funds provided by the Portfolio Managers, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuations of such interests provided by such Portfolio Managers (which are unaudited, except for year-end valuations).

            The Fund's valuation  procedures require the Adviser to consider all relevant information available at the time the Fund values its assets. The Adviser or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Fund's interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board.


            The Portfolio Funds are required to provide estimated net asset value determinations to the Fund on a monthly basis, generally within one or two weeks following the end of the month. Ivy attempts to confirm the accuracy of each Portfolio Fund's monthly valuation using various means, including: correlating the reported valuation with strategy specific benchmarks maintained by Ivy that Ivy believes correlate with the Portfolio Fund's strategy; discussing monthly with Portfolio Managers their Portfolio Funds' values; reviewing semi-annually Portfolio Fund portfolio positions; analyzing audited financial statements of Portfolio Funds; and correlating Portfolio Fund reported investment positions with Portfolio Managers' public filings, if any. Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Fund could result in an adjustment to the fair value given by the Fund to its investment in a Portfolio Fund or a decision by Ivy to liquidate the Fund's investment in a Portfolio Fund. The valuations reported by the Portfolio Managers, upon which the Fund calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the independent auditors of the Portfolio Funds and may be revised as a result of such audits. Other adjustments may occur from time to time.


            To the extent the Fund invests its assets through Portfolio Accounts, the Fund will value portfolio securities of the Portfolio Accounts as described below:

            U.S. exchange traded securities and securities included in the Nasdaq National Market System will be valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets, will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

            Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The reasonableness of valuations provided by any such pricing service will be reviewed periodically by the Board. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

            All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.


            Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets, which, in turn, would affect amounts paid on repurchases of Interests and the amount of fees paid, if the Board's judgments regarding appropriate valuations should be proven incorrect.

                                CAPITAL ACCOUNTS

GENERAL

            The Fund will maintain a separate capital account for each Member, which will have an opening balance equal to the Member's initial contribution to the capital of the Fund. Each Member's capital account will be increased by the amount of any additional contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchases by the Fund of the Member's Interest, or portion thereof, plus the amount of any distributions by the Fund to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

            Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of (i) the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31), (iii) the day preceding the date as of which any contribution to the capital of the Fund is made, (iv) any day as of which the Fund repurchases any Interest (or portion thereof) of any Member, or
(v) any day as of which
any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

ALLOCATION OF NET PROFITS AND LOSSES; ALLOCATION OF OFFERING COSTS

            Net profits or net losses of the Fund for each fiscal period will be allocated among, and credited to or debited against, the capital accounts of Members as of the last day of each fiscal period in accordance with Members' respective investment percentages for the period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments) and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of Interests (or portions thereof), and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages. Offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during a fiscal period will be allocated and charged to the capital accounts of Members pro rata in accordance with their respective investment percentages for the period.

            Allocations for Federal income tax purposes generally will be made among Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior taxable years. Under the LLC Agreement, the Board has the discretion to allocate specially an amount of the Fund's capital gains, including short-term capital gains, for Federal income tax purposes to a Member that withdraws from the Fund (a "Withdrawing Member"), to the extent that the capital account balance of the Withdrawing Member exceeds the Federal income tax basis in its Interest.

ALLOCATION OF SPECIAL ITEMS

            Withholding taxes or other tax obligations incurred by the Fund which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess.

            Generally, any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Fund.

RESERVES

            Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) which the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those Members who are Members at the time when the reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those Members who were Members at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

VOTING

            Each Member will have the right to cast a number of votes based on the value of the Member's capital account relative to the value of the capital accounts of all Member at any meeting of Members called by the Board or investors holding at least a majority of the total number of votes eligible to be cast by all Members. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including the election of Managers, the approval of the Investment Management Agreement and the approval of the Fund's independent auditors, in each case to the extent that voting by shareholders is required by the Investment Company Act. Except for the exercise of their voting rights, Members will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                                      TAXES

            The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

            This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

            EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

            In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

TAX TREATMENT OF FUND OPERATIONS

            CLASSIFICATION OF THE FUND. The Fund has received an opinion of Schulte Roth & Zabel LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

            Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.

            The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Schulte Roth & Zabel LLP also will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board, the interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

            Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

            UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING AN INVESTOR IN A PORTFOLIO FUND.

            As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. For a more detailed discussion of certain aspects of the income taxation of the Fund and its investments under Federal and state law, see "Tax Aspects" in the SAI.

                         INVESTOR SERVICING ARRANGEMENTS


            Under the terms of an investor servicing agreement (the "Investor Servicing Agreement") between the Fund and BNY Hamilton Distributors, Inc. (the "Distributor"), the Distributor is authorized to retain brokers, dealers and certain financial advisers to provide ongoing investor services and account maintenance services to Members that are their customers ("Investor Service Providers"). These services include, but are not limited to, handling Member inquiries regarding the Fund (E.G., responding to questions concerning investments in the Fund, capital account balances, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between Members and the Fund; assisting in the establishment and maintenance of Member accounts with the Fund; assisting in the maintenance of Fund records containing Member information; and providing such other information and Member liaison services as the Distributor may reasonably request. Under the Investor Servicing Agreement, the Fund will pay a fee to the Distributor to reimburse it for payments made to Investor Service Providers. This fee will be paid quarterly and will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.50% (on an annualized basis) of the aggregate value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar quarter (before any repurchases of Interests); or (ii) the Distributor's actual payments to the Investor Service Provider. The Distributor will be entitled to reimbursement under the Investor Servicing Agreement for any payments it may make to any affiliated Investor Service Providers, including the Adviser, Ivy and their affiliates.

                            DISTRIBUTION ARRANGEMENTS

GENERAL

            The Distributor acts as the distributor of Interests on a best efforts basis, subject to various conditions, pursuant to the terms of a General Distributor's Agreement entered into with the Fund. Interests may be purchased through the Distributor or through Selling Agents. The Fund is not obligated to sell to a broker or dealer any Interests that have not been placed with Qualified Investors that meet all applicable requirements to invest in the Fund. The Distributor maintains its principal office at 3435 Stelzer Road, Columbus, OH 43219.


            Interests are being offered in an initial offering. The Distributor expects to deliver Interests purchased in the initial offering on or about July 1, 2003, or on such earlier or later date as the Distributor may determine. Subsequent to the initial offering, Interests will be offered and may be purchased on a quarterly basis, or at such other times as may be determined by the Board.


            Neither the Distributor nor any Selling Agent is obligated to buy from the Fund any of the Interests. There is no minimum aggregate amount of Interests required to be purchased in the initial offering. The Distributor does not intend to make a market in Interests. Pursuant to the General Distributor's Agreement, The Bank of New York pays the Distributor a monthly fee to compensate it for costs incurred in providing services under the agreement. The Fund has agreed to indemnify the Distributor and its affiliates and certain other persons against certain liabilities under the Securities Act.

PURCHASE TERMS

            Interests are being offered only to investors that meet all requirements to invest in the Fund. The minimum initial investment in the Fund by an investor is $100,000. However, a $75,000 minimum investment requirement applies for investors who have at least $750,000 in assets under the management of The Bank of New York or its affiliates. Subsequent investments must be at least $25,000. These minimums may be modified by the Fund from time to time. Interests are not subject to a sales load.

            The Adviser (or one of its affiliates) may pay from its own resources compensation to brokers and dealers of up to 1% of the value of Interests sold by them. The maximum underwriting compensation to be paid to underwriters and related persons in connection with the initial offering of Interests will not exceed 8% of the initial gross proceeds of Interests sold. Such compensation consists of the 1% compensation described above.

            Investor funds will not be accepted until the registration statement to which this prospectus relates is declared effective. All investor funds for the initial closing of the sale of Interests, and for closings of subsequent offerings, will be deposited in an escrow account maintained by The Bank of New York, as escrow agent, at The Bank of New York, for the benefit of the investors. Funds held in the escrow account may be invested in high quality, short-term investments, and any interest earned on the funds will be paid to investors on the date Interests are issued. The full amount of an investment is payable in Federal funds, which must be received by the Distributor not later than fourteen calendar days prior to the beginning of a month if payment is made by check or four business days prior to the beginning of a month if payment is sent by wire or via NSCC.

            Before an investor may invest in the Fund, the Distributor or the investor's sales representative will require a certification from the investor that it meets all requirements for investment in the Fund, and that the investor will not transfer its Interest except in the limited circumstances permitted under the LLC Agreement. The form of investor certification that each investor will be asked to sign is contained in Appendix A of this prospectus. An investor's certification must be received by the Distributor, along with its payment as described above, otherwise an Investor's order will not be accepted.

            The LLC Agreement is contained in Appendix C of this prospectus. Each new investor will agree to be bound by all of its terms by executing the investor certification form.

                               GENERAL INFORMATION

            The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund was formed as a limited liability company under the laws of the State of Delaware on September 25, 2002 and has no operating history. The Fund's address is One Wall Street, New York, New York 10286, and its telephone number is (212) 495-1784.

                          TABLE OF CONTENTS OF THE SAI

INVESTMENT POLICIES AND PRACTICES............................................1

REPURCHASES AND TRANSFERS OF INTERESTS......................................12

BOARD OF MANAGERS...........................................................14


INVESTMENT ADVISORY SERVICES................................................17

CONFLICTS OF INTEREST.......................................................22

TAX ASPECTS.................................................................24

ERISA CONSIDERATIONS........................................................38

BROKERAGE...................................................................40

ACCOUNTANTS AND LEGAL COUNSEL...............................................41

CUSTODIAN...................................................................41

SUMMARY OF LLC AGREEMENT....................................................41

FUND ADVERTISING AND SALES MATERIAL.........................................44

FINANCIAL STATEMENTS........................................................45

                                                                      APPENDIX A

                             INVESTOR CERTIFICATION

      I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net
Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.

      I understand that it may be a violation of state and Federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

      I am aware of the Fund's limited provisions for transferability and withdrawal and have carefully read and understand the "Redemptions, Repurchases of Interests and Transfers" provision in the prospectus.

      I am a U.S. person and am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code, including income tax regulations) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I further certify that I am NOT subject to backup withholding because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified me that I am no longer subject to backup withholding.** I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

      If I am the fiduciary executing this Investor Certificate on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the Fiduciary's responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"): (i) the fiduciary investment standards under ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the Plan and the Fiduciary; and (iii) the risks associated with an investment in the Fund and the fact that I will be unable to redeem the investment. However, the Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

      I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify BNY Investment Advisors and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

      By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's Limited Liability Company Agreement (the "Agreement"), including its Power of Attorney provisions, a form of which is set forth in Appendix C to the prospectus. I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.


Amount Invested:  $_______________________


__________________________________________       _______________________________
Signature                                        Date


* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

** The Investor must cross out the preceding sentence if it has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return.

                                                                      APPENDIX B

                           IVY PERFORMANCE INFORMATION

      Ivy Asset Management Corp. ("Ivy") employs an investment program for the Fund that is substantially the same as the investment program that it employs in managing a private investment partnership (the "Private Fund"). The investment objective, policies and strategies of the Fund are substantially the same as those of the Private Fund. Similar to the investment program of the Fund, Ivy selects on behalf of the Private Fund various alternative asset managers with which it will invest the Private Fund's assets. The personnel of Ivy who will be responsible for managing the investment portfolio of the Fund manage the investment portfolio of the Private Fund.

      Because of the similarity of investment programs, as a general matter, Ivy will consider participation by the Fund in all appropriate investment opportunities that are under consideration by Ivy for the Private Fund. Ivy will evaluate for the Fund and for the Private Fund a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Private Fund at a particular time. Because these considerations may differ for the Fund and the Private Fund in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and the Private Fund will differ. See "CONFLICTS OF INTEREST."


      THE FOLLOWING TABLE SETS FORTH THE PERFORMANCE RECORD OF THE PRIVATE FUND FOR THE PERIODS INDICATED, ADJUSTED TO SHOW THE PERFORMANCE NET OF THE FEES AND ESTIMATED EXPENSES OF THE FUND. THE PRIVATE FUND IS THE ONLY ACCOUNT MANAGED BY IVY THAT HAS AN INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES SUBSTANTIALLY SIMILAR TO THOSE OF THE FUND. THE TABLE DOES NOT REFLECT THE INVESTMENT PERFORMANCE OF THE FUND. THE TABLE SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF THE FUND AND THE PRIVATE FUND AND THAT THEIR FEES AND EXPENSES DIFFER. UNLIKE THE FUND, THE PRIVATE FUND IS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS IMPOSED BY APPLICABLE SECURITIES LAWS WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED THE PRIVATE FUND'S PERFORMANCE. FUTURE PERFORMANCE OF THE FUND AND OF THE PRIVATE FUND WILL DIFFER.

THIS TABLE MUST BE READ IN CONJUNCTION WITH THE ACCOMPANYING FOOTNOTES APPEARING BELOW.

                                            PRIVATE FUND
                      PRIVATE FUND         PRO FORMA YEAR
                      PRO FORMA NET        TO DATE RETURN
                     RETURN (1), (2)       (1), (2), (3)

        2002
        ----
      January            -0.12%                -0.12%
      February           -0.20%                -0.31%
       March              1.28%                 0.97%
       April              0.23%                 1.20%
        May              -0.67%                 0.52%
        June             -1.88%                -1.37%
        July             -3.30%                -4.62%
       August             0.44%                -4.20%
     September           -1.24%                -5.39%
      October             0.22%                -5.18%
      November            1.30%                -3.94%
      December           -0.39%                -4.32%


            The above returns for the Private Fund are pro forma in that they reflect the gross performance of the Private Fund less the fees and estimated expenses of the Fund (rather than the fees and expenses of the Private Fund).


                        NOTES TO PERFORMANCE INFORMATION

            The table above is based on the Private Fund's investment performance and is not the investment performance of the Fund. The information contained in the table was prepared by Ivy based on the following facts and assumptions:

      1. The Private Fund commenced operations on January 1, 2002 and has a December 31 fiscal year. The information for the Private Fund is based on gross investment returns derived from its unaudited financial statements from January 1, 2002 through December 31, 2002. PAST PERFORMANCE IS NOT A GUARANTY OF FUTURE RESULTS.


      2. The Private Fund Pro Forma Net Returns shown above have been computed based on the gross investment performance of the Private Fund net of all fees, estimated expenses and charges that would have been borne by the Fund or its investors, including: a monthly management fee calculated at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the beginning of the month; a quarterly administration fee calculated at the annual rate of 0.25% of the value of outstanding Interests at the end of each month; an investor servicing fee computed at the annual rate of 0.50% of the aggregate value of outstanding Interests as of the last day of each quarter; and other expenses estimated at 0.45% annually based on end of month net assets. The gross investment performance of the Private Fund is net of all fees and expenses and incentive allocations borne directly and indirectly by the Private Fund as an investor in other investment funds. The above returns reflect the results that would have been achieved, based on the foregoing assumptions, by an investor who invested in the Private Fund on January 1, 2002.

      3. The returns shown above represent the percentage change in an investor's capital account balance in the Private Fund during each year for which returns are shown based on an investor's capital account balance at the inception of the Private Fund through the end of each year, or partial year, for which returns are shown.

                                                                      APPENDIX C


                                 [LLC AGREEMENT]

                          Ivy Long/Short Hedge Fund LLC


                       STATEMENT OF ADDITIONAL INFORMATION
                               Dated May 16, 2003


                                 One Wall Street
                               New York, NY 10286
                                 (212) 495-1784


            This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Ivy Long/Short Hedge Fund LLC (the "Fund"), dated May 16, 2003. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.


            This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS

                                                                            PAGE

INVESTMENT POLICIES AND PRACTICES..............................................1

REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF INTERESTS.................12

BOARD OF MANAGERS.............................................................14


INVESTMENT ADVISORY SERVICES..................................................17

CONFLICTS OF INTEREST.........................................................22

TAX ASPECTS...................................................................24

ERISA CONSIDERATIONS..........................................................38

BROKERAGE.....................................................................40

ACCOUNTANTS AND LEGAL COUNSEL.................................................41

CUSTODIAN.....................................................................41

SUMMARY OF LLC AGREEMENT......................................................41

FUND ADVERTISING AND SALES MATERIAL...........................................44

FINANCIAL STATEMENTS..........................................................45

                        INVESTMENT POLICIES AND PRACTICES

            The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional information regarding the Fund's investment program is set forth below.

FUNDAMENTAL POLICIES


            The Fund's fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund ("Interests"), are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. As defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of securityholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:


            o     Issue  senior  securities,  except to the extent  permitted by
                  Section 18 of the Investment Company Act or as otherwise permitted by the Securities and Exchange Commission (the "SEC").

            o Borrow money, except to the extent permitted by Section 18 of the Investment Company Act or as otherwise permitted by the SEC.

            o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

            o Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

            o Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

            o Invest in commodities or commodity contracts, except that the Fund may purchase and sell foreign currency and options, futures and forward contracts and foreign currency, commodities futures contracts and related options, including those related to indexes, options and options on indexes.

            o Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry or group of related industries; provided, however, that the Fund will invest 25% or more of the value of its total assets in private investment partnerships and other investment vehicles ("Portfolio Funds") except during temporary periods of adverse market conditions affecting Portfolio Funds in which the Fund may invest, but the Fund will not invest 25% or more of the value of its total assets in one or more Portfolio Funds that have investment programs that focus on investing in the same industry or the same group of related industries.


            With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.


            The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company
Act) of the Fund's outstanding voting securities.


            BNY Investment Advisors (the "Adviser") is a division of The Bank of New York, which is a wholly-owned subsidiary of The Bank of New York Company, Inc. ("BNYCo."), a financial holding company. BNYCo and its affiliates and their affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System (the "Federal Reserve"). BNY Falcon Three Holding Corp., a subsidiary of BNYCo., may, upon commencement of the Fund's operations, own 5% of more of the Fund's voting securities. In such event, BNYCo will be deemed to control the Fund for purposes of the BHCA, and the Fund will be subject to certain provisions of the BHCA until ownership of the Fund's voting securities by other investors reduces BNYCo's ownership percentage. The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transactions and relationships between the Adviser; Ivy Asset Management Corp. ("Ivy"), an affiliate of the Adviser; BNYCo and their affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund. For example, the BHCA and the rules and regulations of the Federal Reserve currently impose certain restrictions on the ability of bank holding companies to own equity securities of certain issuers.


            Under  the  BHCA,  a  bank  holding  company,  if it  meets  certain criteria, may elect to become a financial holding company (an "FHC"). BNYCo has elected to become an FHC. An FHC may engage in, and may acquire companies engaged in, a wide range of activities that are "financial in nature" (or in some circumstances, "incidental" or "complementary" to financial activities), including certain banking, securities, merchant banking and insurance activities.

            BNYCo has elected to treat the Fund as part of its merchant banking activities, although BNYCo may change this election in the future (without obtaining the consent of the Fund or of investors in the Fund). Consequently, the Fund (and each arrangement in which the Fund retains an alternative asset manager (a "Portfolio Manager") to manage a separate account or separate investment vehicle for the Fund (each, a "Portfolio Account")) is subject to the provisions of the BHCA governing merchant banking activities by affiliates of FHCs. The Federal Reserve and the U.S. Department of Treasury have issued regulations governing the merchant banking activities of an FHC (the "Merchant Banking Regulations"), which govern the Fund's investments. Under the Merchant Banking Regulations, among other things, the duration of an investment by an FHC in a particular portfolio company is limited to a maximum of 10 years without approval of the Federal Reserve (the "10-Year Holding Limitation"), and upon its approval, in extraordinary circumstances, for an additional period of time. Also, under the Merchant Banking Regulations, the participation of the Adviser, Ivy or the Fund in the management and operation of a Portfolio Fund is limited and restricted in certain ways. The Merchant Banking Regulations permit the Fund (through representatives on any governing body of a Portfolio Fund) to exercise customary oversight over the operations and management of a Portfolio Fund. However, the Merchant Banking Regulations restrict the Fund's representatives from becoming officers, employees or agents of a Portfolio Fund, from exercising control (by contract or otherwise) of the routine business decisions of a Portfolio Fund, and from otherwise becoming involved in the day-to-day operations of a Portfolio Fund. Nonetheless, the Merchant Banking Regulations would permit the Fund's representatives to become involved in the routine management and operation of a Portfolio Fund when necessary or required to obtain a reasonable return upon resale or other disposition and only for a limited duration.


            In the future, BNYCo may decide not to treat the Fund as part of its merchant banking activities. In that event and until BNYCo's ownership percentage in the Fund is reduced below the amount that would be regarded by the Federal Reserve as constituting control of the Fund for BHCA purposes, each of the Fund's investments would have to be a passive investment for purposes of the BHCA. To be a passive investment, the investment in a Portfolio Fund or in an issuer in which a Portfolio Account invests by BNYCo and its affiliates, including the Fund (and all other funds "controlled" by BNYCo and its affiliates), must be limited, in the aggregate, to less than 5% of the outstanding shares of any class of voting securities, and less than 25% of the total equity (including subordinated debt), of the Portfolio Fund or such issuer. The Fund (including any Portfolio Account) would also be prohibited from exercising a "controlling influence over the management or policies" of any Portfolio Fund or certain issuers in which a Portfolio Account invests. Alternatively, BNYCo may determine to restructure the Fund so that bank regulatory restrictions on the Fund's investment program are not applicable. To accomplish this result, the investments of BNYCo and its affiliates in the Fund could be reduced below the amount that would be regarded by the Federal Reserve as constituting control of the Fund for BHCA purposes.


            If in the future BNYCo ceases to qualify as an FHC under the BHCA and the regulations of the Federal Reserve, additional restrictions may be imposed on the Fund's activities under applicable banking laws. There can be no assurance that the bank regulatory requirements applicable to the Fund, or any change in such requirements, would not have an adverse effect on the Fund's investment program or performance.

            The regulations summarized above may be changed by the Federal Reserve in the future, in which event the requirements applicable to the Adviser, Ivy, the Fund and the Fund's investments also may change.

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

            As discussed in the prospectus, the Fund will invest primarily in Portfolio Funds that are managed by Portfolio Managers that pursue long/short or primarily long investment strategies. The Fund may also utilize Portfolio Accounts in accordance with the Portfolio Manager's investment program. Additional information regarding the types of securities and financial instruments in which Portfolio Managers may invest the assets of Portfolio Funds and Portfolio Accounts, and certain of the investment techniques that may be used by Portfolio Managers, is set forth below.

EQUITY SECURITIES


            The investment portfolios of the Portfolio Funds and Portfolio Accounts will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.


            Portfolio Managers may generally invest the assets of Portfolio Funds and Portfolio Accounts in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and earnings prospects. These securities are also susceptible to other risks that are less prominent in the case of the securities of larger companies.

FIXED-INCOME SECURITIES

            Portfolio Funds and Portfolio Accounts may invest in fixed-income securities. A Portfolio Manager will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive, and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

            Portfolio Funds and Portfolio Accounts may invest in both investment grade and non-investment grade debt securities (commonly referred to as "junk bonds"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Portfolio Manager to be of comparable quality.

            A Portfolio Fund's or Portfolio Account's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

FOREIGN SECURITIES

            Portfolio Funds and Portfolio Accounts may invest in equity and fixed-income securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which Portfolio Funds and Portfolio Accounts may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements. Investments in foreign securities are affected by risk factors generally considered not to be present in the U.S. These factors are listed in the prospectus under "Risk Factors--Foreign Investments."

            As a general matter, Portfolio Funds and Portfolio Accounts are not required to hedge against foreign currency risks, including the risk of changing currency exchange rates, which could reduce the value of foreign currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Portfolio Fund or Portfolio Account may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Portfolio Fund's or Portfolio Account's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Portfolio Fund or Portfolio Account for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Portfolio Fund or Portfolio Account anticipates purchasing or selling a foreign security. This technique would allow the Portfolio Fund or Portfolio Account to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Portfolio Fund's or Portfolio Account's existing holdings of foreign securities. There may be, however, imperfect correlation between the Portfolio Fund's or Portfolio Account's foreign securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's or a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's or Portfolio Fund's investment portfolio.

            ADRs involve substantially the same risks as investing directly in securities of foreign issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Issuers of unsponsored depository receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS

            The Fund, Portfolio Funds and Portfolio Accounts may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, shares of money market mutual funds or repurchase agreements with banks or broker-dealers, or may hold cash or cash equivalents in such amounts as Ivy, the Fund's investment manager, or Portfolio Managers deem appropriate under the circumstances. The Fund and Portfolio Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS

            Repurchase agreements are agreements under which the Fund, a Portfolio Fund or Portfolio Account purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund, Portfolio Fund or Portfolio Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund, Portfolio Fund or Portfolio Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

            Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Portfolio Fund or Portfolio Account. Reverse repurchase agreements are a form of leverage which also may increase the volatility of a Portfolio Fund's or Portfolio Account's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

            Portfolio Funds and Portfolio Accounts may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. Some of these techniques involve the use of derivative transactions. The techniques Portfolio Funds and Portfolio Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Portfolio Funds or Portfolio Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Portfolio Fund or Portfolio Account may suffer losses as a result of its hedging activities.

            DERIVATIVES.  Portfolio  Funds and Portfolio  Accounts may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Portfolio Funds and Portfolio Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

            Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could result in a significant loss that would have a large adverse impact on a Portfolio Fund's or Portfolio Account's performance.

            If a Portfolio Fund or Portfolio Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio Fund's or Portfolio Account's return or result in a loss. A Portfolio Fund or Portfolio Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio Fund or Portfolio Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

            OPTIONS AND FUTURES. The Portfolio Managers may utilize options and futures contracts. They also may use so-called "synthetic" options (notional principal contracts with characteristics of an over-the-counter ("OTC") option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Transactions in these instruments may be effected on securities exchanges, in the OTC market, or negotiated directly with counterparties. When transactions are effected over-the-counter or negotiated directly with counterparties, a Portfolio Fund or Portfolio Account bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. These instruments also may be illiquid and, in such cases, a Portfolio Manager may have difficulty closing out its position. OTC options and synthetic options purchased and sold by Portfolio Funds and Portfolio Accounts may include options on an index of securities or on baskets of specific securities.

            Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund or Portfolio Account owns the underlying security. The sale of such an option exposes a Portfolio Fund or Portfolio Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's or Portfolio Account's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Portfolio Funds and Portfolio Accounts need not be covered.

            A Portfolio Fund or Portfolio Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund or Portfolio Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily effect a similar "closing sale transaction," which involves liquidating the position by selling the option previously purchased, although the Portfolio Manager could exercise the option should it deem it advantageous to do so.

            Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

            The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") by Portfolio Funds and Portfolio Accounts could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations so that it is excluded from the definition of the term commodity pool operator under rules of the CFTC. In this regard, the Fund must limit its transactions, for other than bona fide hedging purposes (as defined in CFTC Rule 1.3(z)), to either:

      (i) its pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by Portfolio Funds and Portfolio Accounts and premiums paid for unexpired options with respect to such contracts so that it does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation); or

      (ii) the aggregate "notional value" (i.e., the size of the contract, in contract units, times the current market price (futures position) or strike price (options position) of each such unit) of the contract, so that it does not exceed the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on such contracts and options.

            The Fund intends to monitor the use of futures and related options by Portfolio Funds and Portfolio Accounts to help assure compliance with these limitations. If applicable CFTC rules change, these percentage limitations may change or different conditions may be applied to the Fund's use of futures.

            Portfolio Funds and Portfolio Accounts may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

            Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio Fund or Portfolio Account to substantial losses.

            Successful use of futures also is subject to a Portfolio Manager's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

            Some or all of the Portfolio Managers may purchase and sell stock index futures contracts for a Portfolio Fund or Portfolio Account. A stock index future obligates a Portfolio

Fund or Portfolio Account to pay, or entitles it to receive, an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

            Some or all of the Portfolio Managers may purchase and sell interest rate futures contracts for a Portfolio Fund or Portfolio Account. An interest rate future obligates represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

            Some or all of the Portfolio Managers may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

            OPTIONS ON SECURITIES INDEXES. Some or all of the Portfolio Managers may purchase and sell for the Portfolio Funds and Portfolio Accounts call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

            WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

            SWAP AGREEMENTS. Portfolio Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of Portfolio Funds and Portfolio Accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index, industry or industry sector. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

            Most swap agreements entered into by a Portfolio Fund or Portfolio Account would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's or Portfolio Account's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's or Portfolio Account's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

            To achieve investment returns equivalent to those achieved by a Portfolio Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund does not currently intend to use swaps or other derivatives in this manner.

LENDING PORTFOLIO SECURITIES

            A Portfolio Fund or Portfolio Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio Fund or Portfolio Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio Fund or Portfolio Account an opportunity to earn interest on the amount of the loan and on the collateral it receives from borrowers of the securities. A Portfolio Fund or Portfolio Account generally will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. The Portfolio Fund or Portfolio Account might experience risk of loss if the institution with which it has engaged in a securities loan transaction breaches its agreement with the Portfolio Fund or Portfolio Account.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

            To facilitate the purchase of securities at prices deemed to be attractive, a Portfolio Fund or Portfolio Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Portfolio Fund or Portfolio Account enters into the commitment, but the Portfolio Fund or Portfolio Account does not make payment until it receives delivery from the counterparty. After a Portfolio Fund or Portfolio Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

            Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way (i.e., appreciating when interest rates decline and depreciating when interest rates rise), based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Portfolio Fund or Portfolio Account to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Portfolio Fund or Portfolio Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Portfolio Fund or Portfolio Account. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund or Portfolio Account on a forward basis will not honor its purchase obligation. In such cases, the Portfolio Fund or Portfolio Account may incur a loss.

          REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF INTERESTS

REPURCHASE OFFERS

            As discussed in the prospectus, offers to repurchase interests in the Fund ("Interests") will be made by the Fund at such times and on such terms as may be determined by the Board of Managers of the Fund (the "Board"), in its sole discretion in accordance with the provisions of applicable law and generally will be offers to repurchase a specified dollar amount of outstanding Interests. In determining whether and when the Fund should repurchase Interests or portions thereof from Members pursuant to written tenders, the Board will consider the recommendations of the Adviser. The Board also will consider various factors, including, but not limited to, those listed in the prospectus in making its determinations.

            The Board will determine that the Fund repurchase Interests or portions thereof from members of the Fund ("Members") pursuant to written tenders only on terms the Board determines to be fair to the Fund and Members. When the Board determines that the Fund will make a repurchase offer, the Fund will send each Member notice of that offer describing the terms of the offer, and containing information that Members should consider in deciding whether to tender Interests for repurchase. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests from the Adviser during the period the offer remains open. If a repurchase offer is oversubscribed by Members, the Fund will repurchase only a pro rata portion of the Interests tendered by each Member. As discussed in the prospectus, the Fund will issue notes to tendering Members in connection with the repurchase of Interests.

            Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than Ivy would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. Ivy intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

MANDATORY REDEMPTIONS

            The LLC Agreement provides that the Fund may redeem an Interest (or portion thereof) of a Member or any person acquiring an Interest (or portion thereof) from or through a Member under certain circumstances, including if: ownership of the Interest by the Member or other person will cause the Fund, the Adviser or Ivy to be in violation of certain laws or any of the representations and warranties made by a Member in connection with the acquisition of the Interest was not true when made or has ceased to be true.

TRANSFERS OF INTERESTS

            No person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole discretion. Interests may be transferred, pledged or assigned only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or (ii) with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Board generally will not consent to a pledge, transfer or assignment (each, a "Transfer") unless the Transfer is (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (E.G., certain transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account. The Board may permit other Transfers under such other circumstances and conditions as it, in its sole discretion, deems appropriate; PROVIDED, HOWEVER, that prior to any such Transfer, the Board shall consult with counsel to the Fund to ensure that such Transfer will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. Notice to the Fund of any proposed Transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Member eligibility and suitability. In addition to the foregoing, no Member will be permitted to Transfer an Interest or portion thereof unless after such Transfer the balance of the capital account of the transferee, and the balance of the capital account of the Member transferring the Interest if the Transfer involves less than its entire Interest, is at least equal to the Fund's minimum investment requirement.

            Any transferee meeting the Fund's eligibility requirements that acquires an Interest or portion thereof in the Fund by operation of law as the result of the death, dissolution, bankruptcy or adjudication of incompetency of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of the LLC Agreement, but will not be entitled to the other rights of a

Member unless and until such transferee becomes a substituted Member as provided in the LLC Agreement. If a Member Transfers an Interest or portion thereof with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as a Member. Each Member and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer. If such a transferee does not meet the Member eligibility requirements, the Fund reserves the right to redeem its Interest. Any Transfer of an Interest in violation of the LLC Agreement will not be permitted and will be void.

            The LLC Agreement provides that each Member has agreed to indemnify and hold harmless the Fund, the Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any Transfer of an Interest made by the Member in violation of these provisions or any misrepresentation made by the Member in connection with the Transfer.

                                BOARD OF MANAGERS

            The Board of Managers of the Fund provides broad oversight over the operations and affairs of the Fund. It has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

            The Managers are not required to contribute to the capital of the Fund or to own Interests. A majority of the Managers are persons who are not "interested persons" (as defined by the Investment Company Act) of the Fund (the "Independent Managers"). The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.


            The identity of the Managers and officers of the Fund and brief biographical information regarding each Manager and officer during the past five years is set forth below. One of the Managers is an "interested person" of the Fund, as defined by the Investment Company Act, because he is an officer of the Fund's investment adviser or affiliates of the investment adviser. Each Manager and officer of the Fund was appointed in February 2003.


--------------------------------------------------------------------------------------
NAME, ADDRESS AND      POSITION(S)  PRINCIPAL OCCUPATIONS         NUMBER     OTHER
AGE                    HELD         DURING THE PAST 5             OF         DIRECTORSHIPS
                       WITH FUND    YEARS                         PORTFOLIO  HELD BY
                                                                  IN FUND    MANAGER
                                                                  COMPLEX
                                                                  OVERSEEN
                                                                  BY
                                                                  MANAGER
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
NAME, ADDRESS AND      POSITION(S)  PRINCIPAL OCCUPATIONS         NUMBER     OTHER
AGE                    HELD         DURING THE PAST 5             OF         DIRECTORSHIPS
                       WITH FUND    YEARS                         PORTFOLIO  HELD BY
                                                                  IN FUND    MANAGER
                                                                  COMPLEX
                                                                  OVERSEEN
                                                                  BY
                                                                  MANAGER
--------------------------------------------------------------------------------------------
INDEPENDENT MANAGERS
--------------------------------------------------------------------------------------------
Carla Diane Hunter     Manager      Chief Operating Officer,      2          None
490 West End                        Weizmann Global Endowment
Apt 8C                              Management Trust, since
New York, NY 10024                  October 2002; Director of
Age 48                              Investments and Treasury,
                                    Museum of Modern Art, New
                                    York City, from April
                                    1997 to September 2002.
--------------------------------------------------------------------------------------------
Fredric P. Sapirstein  Manager      Chairman of the Board,        2          None
1140 Fifth Avenue                   Chief Executive Officer
New York, NY 10128                  and President, Hoenig
Age 60                              Group, Inc. from
                                    September 1996 to
                                    September 2002.
--------------------------------------------------------------------------------------------
Arthur Williams III    Manager      President and Chief           2          None
8 Sunset Drive                      Investment Officer, Pine
Summit, NJ 07901                    Grove Associates, Inc.,
Age 61                              since 1994; Director of
                                    Retirement Plan
                                    Investments, McKinsey &
                                    Company, Inc., until 1994.
--------------------------------------------------------------------------------------------
Rodney S. Yanker       Manager      Founder and Managing          2          None
11500 Redwood Way                   Director, Affiliated
Louisville, KY 40223                Alternative Managers,
Age 43                              LLC, since January 1996;
                                    Executive Vice President,
                                    Ramsey Financial, Inc.,
                                    from June 1991 to
                                    November 1995.
--------------------------------------------------------------------------------------------

"INTERESTED" MANAGER AND OFFICERS
--------------------------------------------------------------------------------------------
Newton P.S. Merrill    Manager      Senior Executive Vice         3          BNY Hamilton
262 Central Park West    and        President, The Bank of                   Funds, Inc.;
New York, NY 10024     President    New York, since April                    Guy Gannett
Age 63                              1994; Executive Vice                     Communications
                                    President and Group
                                    Executive, Bank of
                                    Boston, from 1991 to
                                    April 1994.
--------------------------------------------------------------------------------------------
George Roeck           Treasurer    Director of                              None
101 Barclay Street       and        Administration and Tax
New York, NY 10286     Principal    Services, Fund
Age 44                 Financial    Administration Services
                        Officer     Group, The Bank of New
                                    York, since January
                                    2003;  Chief Financial
                                    Officer, Greenbridge
                                    Group, (mergers and
                                    acquisitions, venture
                                    capital), from May 2001
                                    to December 2002;  Chief
                                    Financial Officer, GSCP,
                                    Inc. (private equity
                                    fund), from August 1998 to
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
NAME, ADDRESS AND      POSITION(S)  PRINCIPAL OCCUPATIONS         NUMBER     OTHER
AGE                    HELD         DURING THE PAST 5             OF         DIRECTORSHIPS
                       WITH FUND    YEARS                         PORTFOLIO  HELD BY
                                                                  IN FUND    MANAGER
                                                                  COMPLEX
                                                                  OVERSEEN
                                                                  BY
                                                                  MANAGER
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                                    December 2000; Arthur
                                    Andersen LLP, Senior Tax
                                    Manager, from September
                                    1987 to July 1998.
--------------------------------------------------------------------------------------------
Lisa Curcio            Secretary    Vice President, Fund                     None
101 Barclay Street                  Administration Services
New York, NY 10286                  Group, The Bank of New
Age 43                              York, since January 2003;
                                    Director of Compliance,
                                    Lord, Abbett & Co., from
                                    September 2000 to
                                    February 2001; Senior
                                    Vice President,
                                    Compliance, Lexington
                                    Global Asset Managers,
                                    from April 1985 to
                                    September 2000.
--------------------------------------------------------------------------------------------


            Managers will each serve an indefinite term of office and officers of the Fund will be elected annually. A Manager's position will terminate if the Manager is removed, resigns or is subject to various disabling events such as death or incapacity. A Manager may resign upon 90 days' prior written notice to the other Managers, and may be removed either by vote of two-thirds of the Managers not subject to the removal vote or vote of the Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members. The Managers will render assistance to Members on the question of the removal of Managers in the manner required by Section 16(c) of the Investment Company Act. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to fill that vacancy, so long as immediately after such appointment at least two-thirds of the Managers then serving have been elected by the Members. The Managers may call a meeting of Members to elect an individual to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who have been elected by the Members cease to constitute a majority of the Managers then serving. If no Manager remains to manage the business of the Fund, the Adviser must convene a meeting of Members within 60 days for the purpose of determining whether to continue the business of the Fund.


            The Fund has a standing Audit Committee currently consisting of Ms. Hunter and Messrs. Sapirstein, Williams, and Yanker, all of whom are Independent Managers. The principal functions of the Audit Committee are: (i) to recommend to the Board of Managers the appointment of the Fund's independent auditors,
(ii) to meet separately with the independent auditors (and counsel for Independent Managers) and review the scope and anticipated costs of the audit and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection.

COMPENSATION

            The following table shows compensation expected to be paid to the Independent Managers for the current fiscal year:


          Name and              Aggregate Compensation   Total Compensation from
     Position with Fund            from the Fund*         Fund and Fund Complex
------------------------------  ----------------------   -----------------------
Carla D. Hunter, Manager                $7,500                $15,000 (2)**
Fredric P. Sapirstein, Manager          $7,500                $15,000 (2)**
Arthur Williams III, Manager            $7,500                $15,000 (2)**
Rodney S. Yanker, Manager               $7,500                $15,000 (2)**

            Managers who are not employees of the Adviser or any affiliate of the Adviser are paid an annual retainer of $5,000 by the Fund, plus a fee of $625 per meeting of the Board or any committee thereof. Such Managers are reimbursed by the Fund for their reasonable travel and out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Fund. Managers employed by the Adviser or any affiliate of the Adviser, and the officers of the Fund do not receive any compensation from the Fund.


                          INVESTMENT ADVISORY SERVICES

THE INVESTMENT ADVISER


            The Adviser serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board. Pursuant to the terms of an investment advisory agreement entered into between the Fund and the Adviser and dated as of March 14, 2003 (the "Investment Management Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and in connection therewith is required to provide investment advice and recommendations to the Fund with respect to its investments, investment policies and purchases and sales of securities for the Fund and arranging for the purchase and sale of such securities. In addition, the Adviser is responsible for assisting in supervising various aspects of the Fund's administrative operations, including providing non-investment related statistical and research data, data processing services and clerical and administrative services and supplies; assisting in the preparation and maintenance of such records with respect to its operations as may reasonably be required; furnishing corporate secretarial services; assisting in the preparation and filing of such reports with respect thereto as shall be required by the SEC; assisting in the composition of periodic reports with respect to its operations for Members; assisting in the composition of proxy materials for meetings of Members and the composition of such registration statements as may be required by Federal securities laws for the public sale of interests in the Fund; assisting the Fund in routine regulatory examinations and working closely with any counsel retained to represent the Independent

----------
* Estimated for the fiscal year ending December 31, 2003 assuming a full year of compensation, excluding out of pocket reimbursements.
** Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Fund, for which the Board Member serves.

Managers in response to any litigation, investigations or regulatory matters; and assisting in the preparation of the Fund's financial statements and coordinating the annual audit of such financial statements by the independent auditors of the Fund. The Adviser will also provide the Fund with adequate office space, facilities and equipment.

            The Adviser is authorized, subject to the approval of the Board and Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services, subject to the requirement that the Adviser supervise the rendering of any such services to the Fund by its affiliates.

            In consideration of services provided by the Adviser, the Fund will pay the Adviser a fee (the "Management Fee") computed and paid monthly in advance at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the beginning of each month.


            The Investment Management Agreement was approved by the Board (including a majority of the Independent Managers), at a meeting held in person on February 10, 2003, and was approved on [ ], 2003 by BNY Falcon Three Holding Corp., as the Fund's sole initial Member. The Investment Management Agreement has an initial term expiring two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable, without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Investment Management Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the Investment Company Act and the rules thereunder.


            The Investment Management Agreement provides that the Adviser will not be liable to the Fund for any loss suffered by the Fund sustained by reason of good faith errors or omissions of the Adviser or any affiliate of the Adviser, or their respective directors, officers or employees, in connection with the performance by the Adviser of its duties under the Investment Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties under the Investment Management Agreement, or from reckless disregard by the Adviser of its obligations and duties under the Investment Management Agreement.

IVY

            As authorized by the Investment Management Agreement, Ivy Asset Management Corp. ("Ivy"), an affiliate of the Adviser, has been assigned responsibility for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser. Ivy is primarily responsible for the selection of Portfolio Managers and the allocation of the assets of the Fund for investment among the Portfolio Managers. In addition, Ivy is responsible for investing the cash portion of the Fund's assets not invested in Portfolio Funds or through Portfolio Accounts. Ivy is a wholly-owned subsidiary of BNYCo.


            Ivy provides services to the Fund pursuant to the terms of a sub-advisory agreement entered into between the Adviser and Ivy dated as of March 14, 2003 (the "Sub-Advisory Agreement"). In consideration of the services provided by Ivy, the Adviser pays a monthly fee to Ivy equal to 50% of the amount of the Management Fee received by the Adviser pursuant to the Investment Management Agreement.

            The Sub-Advisory Agreement was approved by the Board (including a majority of the Independent Managers), at a meeting held in person on February 10, 2003, and was approved on [ ], 2003 by BNY Falcon Three Holding Corp., as the sole initial Member. The Sub-Advisory Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable, without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by Ivy. The Sub-Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the Investment Company Act and the rules thereunder.


            The Sub-Advisory Agreement provides that Ivy will not be liable to the Adviser for any loss suffered by the Adviser in connection with the performance by Ivy of its duties under the Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Ivy or any of its officers, directors or employees in the performance of their duties under the Sub-Advisory Agreement, or from reckless disregard by Ivy of its obligations and duties under the Sub-Advisory Agreement.

APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT AND THE SUB-ADVISORY AGREEMENT

            In determining whether to approve the Investment Management Agreement and Sub-Advisory Agreement, the Board considered information provided by the Adviser and Ivy relating to the experience and qualifications of their investment professionals. It evaluated nature and scope of advisory and related services that would be required by the Fund and concluded that the Adviser and Ivy have the personnel and resources to provide those services in an effective manner. The Board also considered the business reputation of the Adviser and Ivy and their financial resources.

            In connection with its consideration of the Sub-Advisory Agreement, the Board considered Ivy's in-house research and due diligence capabilities as well as other resources available to its personnel. The Board concluded that Ivy's investment process, research capabilities and philosophy were well-suited for the Fund, given the Fund's investment program.

            The Board reviewed the types of services that the Adviser and Ivy would be required to provide to the Fund. It concluded that the Adviser and Ivy have the ability to perform these services in a manner consistent with the Fund's operational requirements and with applicable investment restrictions, regulations and tax and reporting requirements.

            The Board considered the experience of the Adviser to other investment funds, including their records with respect to regulatory compliance. The Board also evaluated the procedures of the Adviser and Ivy designed to fulfill each Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of officers and employees).

            The Board reviewed the performance records of other accounts managed by Ivy that have investment programs similar to the investment program of the Fund. In this regard, the Board considered performance over various periods and under different market conditions. Based on its review of these various matters, and other relevant considerations, the Board concluded that the expected scope and quality of services was sufficient to merit approval of the agreements with the Adviser and Ivy.

            In addition, the Board considered the fees payable under each agreement. It reviewed information concerning fees paid to investment advisers of similar investment funds and possible economies of scale that would accrue to the Adviser and Ivy in providing services from a substantial increase in the Fund's net assets. The Board took into account not only the fees to be paid by the Fund directly to the Adviser and indirectly to Ivy, but also potential "fallout benefits" to the Adviser and Ivy, such as enhancement of reputation that might be derived from providing services to the Fund. In evaluating the proposed fees, the Board also took into account the nature of investment management services required by the Fund. It concluded that the fees to be paid to the Adviser under the Investment Management Agreement and to Ivy under the Sub-Advisory Agreement were fair and reasonable, given the scope and expected quality of the services to be rendered.

FUND EXPENSES

            The Fund will bear all costs and expenses incurred in its business and operations other than those specifically required to be borne by the Adviser pursuant to the Investment Management Agreement. Costs and expenses borne by the Fund include, but are not limited to, the following:

            o all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Portfolio Funds;

            o all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with, any applicable Federal and state laws;

            o all costs and expenses associated with the organization and operation of separate investment funds managed by Portfolio Managers retained by the Fund;

            o the costs and expenses of holding meetings of the Board and any meetings of Members, including reasonable travel and out-of-pocket expenses of the members of the Board and costs associated with the preparation and dissemination of proxy materials;

            o the fees and disbursements of Fund legal counsel, legal counsel to the Independent Managers, if any, independent accountants for the Fund and other consultants and professionals engaged on behalf of the Fund;

            o     the Management Fee;

            o the fee payable to BNY Hamilton Distributors, Inc. (the "Distributor") to reimburse it for payments made to brokers, dealers and certain financial institutions that have agreed to provide ongoing investor services and account maintenance services to investors in the Fund that are their customers (the "Investor Servicing Fee");

            o the fees payable to custodians and other persons providing administrative services to the Fund;

            o the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board;

            o all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members; and

            o     such other types of expenses as may be approved by the Board.


            The Portfolio Funds will bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The Portfolio Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to the Fund. These expenses, fees and allocations will be in addition to those incurred by the Fund itself.


CODES OF ETHICS

            The Fund, the Adviser, Ivy and the Distributor have each adopted a code of ethics. The codes of ethics are designed to detect and prevent improper personal trading by their respective personnel, including investment personnel, who might compete with or otherwise take advantage of the Fund's portfolio transactions. Covered persons include the Managers and the officers and directors of the Adviser and Ivy, as well as employees of the Adviser, Ivy and the Distributor having knowledge of the investments and investment intentions of the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

            The codes of ethics are included as exhibits to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                              CONFLICTS OF INTEREST

THE ADVISER

            The Adviser and its affiliates manage the assets of registered investment companies other than the Fund and provide investment advisory services to other accounts. The Fund has no interest in these activities. The Adviser and its officers or employees who assist in providing services to the Fund will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and other registered investment companies and accounts managed by the Adviser. The Adviser and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

IVY

            Ivy also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund ("Ivy Accounts"). The Fund has no interest in these activities. Ivy and the investment professionals who, on behalf of Ivy, will provide investment advisory services to the Fund will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Ivy Accounts. Such persons will devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

            Ivy expects to employ an investment program for the Fund that is substantially similar to the investment program employed by it for certain Ivy Accounts, including a private investment partnership that has an investment program that is substantially the same as the Fund's investment program. As a general matter, Ivy will consider participation by the Fund in all appropriate investment opportunities that are under consideration for those other Ivy Accounts. There may be circumstances, however, under which Ivy will cause one or more Ivy Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which Ivy will commit the Fund's assets. There also may be circumstances under which

Ivy will consider participation by Ivy Accounts in investment opportunities in which Ivy does not intend to invest on behalf of the Fund, or vice versa.

            Ivy will evaluate for the Fund and for each Ivy Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or a Ivy Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of the obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Ivy Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Ivy Accounts may differ from time to time. In addition, the fees and expenses of the Fund will differ from those of the Ivy Accounts. Accordingly, the future performance of the Fund and the Ivy Accounts will vary.

            When Ivy determines that it would be appropriate for the Fund and one or more Ivy Accounts to participate in an investment transaction in the same Portfolio Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that Ivy believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Ivy Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and Ivy will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

            Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by Ivy for the Ivy Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Portfolio Managers with respect to Portfolio Funds) on the combined size of positions that may be taken for the Fund and the Ivy Accounts, thereby limiting the size of the Fund's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Ivy Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

            In addition, the Fund, absent SEC exemptive relief, may be precluded from investing any assets in certain Portfolio Funds where an Ivy Account is already invested (or seeks to invest) to the extent that the Fund is considered a "joint participant" (within the meaning of Section 17(d) of the Investment Company Act or Rule 17d-1 thereunder) with an Ivy Account.

            Directors, officers, employees and affiliates of Ivy may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of Ivy, or by Ivy for the Ivy Accounts, that are the same as, different from or made at a different time than positions taken for the Fund.

OTHER MATTERS

            The Adviser, Ivy and their affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund. However, subject to certain conditions imposed by applicable rules under the Investment Company Act, the Fund may effect certain principal transactions in securities with one or more accounts managed by the Adviser or Ivy, except for accounts in which the Adviser, Ivy or any of their affiliates serves as a general partner or certain accounts in which it has a financial interest (other than an interest that results solely from the Adviser, Ivy or one of their affiliates serving as an investment adviser to the account). These transactions would be effected in circumstances where Ivy has determined that it would be appropriate for the Fund to purchase (or sell), and Ivy or the Adviser has determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

            Under the BHC Act, or other U.S. banking laws, and the rules, regulations, guidelines and policies of the regulatory agencies and the staff thereof, BNYCo and its affiliates are subject to restrictions on the transactions which it may make with the Fund, and their restrictions may affect the investments made by the Fund.

            Future  investment   activities  of  the  Adviser,   Ivy  and  their
affiliates, and of their respective directors, officers or employees, may give rise to additional conflicts of interest.

                                   TAX ASPECTS

            The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

            This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

            EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

            In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

TAX TREATMENT OF FUND OPERATIONS

            CLASSIFICATION OF THE FUND. The Fund has received an opinion of Schulte Roth & Zabel LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

            Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.

            The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Schulte Roth & Zabel LLP also has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board, the interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

            Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

            UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING AN INVESTOR IN A PORTFOLIO FUND.

            As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

            ALLOCATION OF PROFITS AND LOSSES. Under the LLC Agreement, the Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to the principles of Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

            Under the LLC Agreement, the Board has the discretion to allocate specially an amount of the Fund's capital gain (including short-term capital gain) for Federal income tax purposes to a withdrawing Member to the extent that the Member's capital account exceeds its Federal income tax basis in its partnership interest. There can be no assurance that, if the Board makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Fund's gains allocable to the remaining Members would be increased.

            TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the LLC Agreement, the Board, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. The actual effect of any such election may depend upon whether any Portfolio Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board presently does not intend to make such election.

            The Board decides how to report the partnership items on the Fund's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Fund's items have been reported. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member chosen by the Board, designated as the "Tax Matters Partner", has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

TAX CONSEQUENCES TO A WITHDRAWING MEMBER

            A Member receiving a cash liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its partnership interest. Such capital gain or loss will be short-term, long-term or some combination of both, depending upon the timing of the Member's contributions to the Fund. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of the Fund's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its partnership interest.

            As discussed above, the LLC Agreement provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to a withdrawing Member to the extent its capital account would otherwise exceed its adjusted tax basis in its partnership interest. Such a special allocation may result in the withdrawing Member recognizing capital gain, which may include short-term gain, in the Member's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

            DISTRIBUTIONS OF PROPERTY. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner", which term should include a Member whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

TAX TREATMENT OF FUND INVESTMENTS

            IN GENERAL. The Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.


            Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - 'Section 988' Gains or Losses" below) and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund.(1)

            The maximum ordinary income tax rate for individuals is 38.6%(2) and, in general, the maximum individual income tax rate for long-term capital gains is 20%(3) (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.


            The Fund may realize ordinary income from dividends and accruals of interest on securities. The Fund may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund may also acquire debt


----------
(1) Generally, in the absence of Regulations requiring it, the Fund will not treat positions held through different Portfolio Accounts or Portfolio Funds as offsetting positions for purposes of the straddle rules.

(2) Under recently enacted legislation, this rate is reduced in stages until calendar year 2006 when the maximum rate will be 35%. However, this legislation contains a "sunset" provision that will result in the top rate being restored to 39.6% in 2011.

(3) The maximum individual long-term capital gains tax rate is 18% for certain property purchased after December 31, 2000 and held for more than five years.

obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Fund in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate Member, may be subject to restrictions on their deductibility. See "Deductibility of Fund Investment Expenditures and Certain Other Expenditures" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(4)

            CURRENCY FLUCTUATIONS - "SECTION 988" GAINS OR LOSSES. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the Fund's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Fund on the acquisition and disposition of foreign currency (E.G., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

            As indicated above, the Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle

----------
(4) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

            SECTION 1256 CONTRACTS. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts and certain options contracts. Under these rules, Section 1256 Contracts held by the Fund at the end of each taxable year of the Fund are treated for Federal income tax purposes as if they were sold by the Fund for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund in computing its taxable income for such year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

            Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See "Currency Fluctuations - 'Section 988' Gains or Losses." If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

            MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are
Section 1256 Contracts. Pursuant to Temporary Regulations, the Fund (and any Portfolio Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the Service.

            SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Fund.

            Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

            EFFECT OF STRADDLE RULES ON MEMBERS' SECURITIES POSITIONS. The Service may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to such securities.(5)

            LIMITATION ON DEDUCTIBILITY OF INTEREST AND SHORT SALE EXPENSES. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

            For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Fund. Potential investors are advised to

----------
(5) The Fund will not generally be in a position to furnish to Members information regarding the securities positions of its Portfolio Funds which would permit a Member to determine whether its transactions in securities, which are also held by such Portfolio Funds, should be treated as offsetting positions for purposes of the straddle rules.

consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

            DEDUCTIBILITY OF FUND INVESTMENT EXPENDITURES AND CERTAIN OTHER Expenditures. Investment expenses (E.G., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.(6) In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2002, $137,300 or $68,650 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.(7) Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

            Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate Member's share of the trade or business expenses of the Fund. These limitations will apply, however, to a noncorporate Member's share of the investment expenses of the Fund (including the Management Fee, and any fee payable to the managers of a Portfolio Fund), to the extent such expenses are allocable to a Portfolio Fund that is not in a trade or business within the meaning of the Code or to the investment activity of the Fund. The Fund intends to treat its expenses attributable to a Portfolio Fund that is engaged in trade or business within the meaning of the Code or to the trading activity of the Fund as not being subject to such limitations, although there can be no assurance that the Service will agree.

            The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisers with respect to the application of these limitations.

            No deduction is allowed for a sales load paid by a Member to acquire an Interest in the Fund; instead any such fee will be included in the Member's adjusted tax basis for its Interest in the Fund. To the extent that any portion of the Investor Servicing Fee is treated as a selling expense, such portion would be subject to the same treatment.

----------
(6) However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement between two Federal Courts of Appeals on the question of whether the investment advisory fees incurred by a trust are exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. Members that are trusts or estates should consult their tax advisors as to the applicability of these cases to the investment expenses that are allocated to them.

(7) Under recently enacted legislation, the latter limitation on itemized deductions will be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.

            APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain from the Fund. Income or loss attributable to the Fund's investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

            "PHANTOM INCOME" FROM FUND INVESTMENTS. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by the Fund in certain foreign corporations may cause a Member to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

FOREIGN TAXES

            It is possible that certain dividends and interest directly or indirectly received by the Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Fund or a Portfolio Fund may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Fund will directly or indirectly pay since the amount of the Fund's assets to be invested in various countries is not known.

            The Members will be informed by the Fund as to their proportionate share of the foreign taxes paid by the Fund or a Portfolio Fund, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax-exempt will not ordinarily benefit from such credit or deduction.

UNRELATED BUSINESS TAXABLE INCOME

            Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(8) This type of

----------
(8) With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

            This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Fund's income (or loss) from these investments may constitute UBTI.

            The Fund may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI.(9) To the extent the Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

            To the extent the Fund recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

            Since the calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Fund from time to

----------
(9)  Moreover,   income  realized  from  option  writing  and  futures  contract transactions generally would not constitute UBTI.

time,(10) it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (E.G., losses from securities for which there is acquisition indebtedness).

            To the extent that the Fund generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to a Member which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

            In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.(11) However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. See "ERISA Considerations."

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

            PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return

----------
(10) The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

(11) Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.

(both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

            In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

            In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that the Fund will meet such 95% gross income test.

            A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

            QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See "ERISA Considerations."

            ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

STATE AND LOCAL TAXATION

            In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

            State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Fund acquires an interest may conduct business in a jurisdiction which will subject to tax a Member's share of the partnership's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

            The Fund, which is treated as a partnership for New York State and New York City income tax purposes, should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable to the extent a partnership in which the Fund invests conducts a business in New York City.) By reason of a similar "own account" exemption, it is also expected that a nonresident individual Member should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund. A nonresident individual Member will not be subject to New York City earnings tax on nonresidents with respect to his investment in the Fund.

            Individual Members who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions and interest expense for individual taxpayers at certain income levels. These limitations may apply to a Member's share of some or all of the Fund's expenses. Prospective Members are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

            For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively.(12) Each of the New York State and New York City corporate taxes

----------
(12) New York State (but not New York City) generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

            Regulations under both the New York State corporate franchise tax and New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The qualification of the Fund as a "portfolio investment partnership" with respect to its investments through Portfolio Accounts and Portfolio Funds must be determined on an annual basis and, with respect to a taxable year, the Fund and/or one or more Portfolio Funds may not qualify as portfolio investment partnerships. Therefore, a corporate non-managing member may be treated as doing business in New York State and New York City as a result of its interest in the Fund or its indirect interest in a nonqualifying Portfolio Fund.

            A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

            Each prospective corporate Member should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

                              ERISA CONSIDERATIONS

            Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

----------
partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

            ERISA  imposes  certain  general and  specific  responsibilities  on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

            Because the Fund is registered as an investment company under the Investment Company Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, none of the Adviser and Ivy or any of the Managers will be fiduciaries within the meaning of ERISA by reason of their authority with respect to the Fund.

            A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

            Certain prospective Benefit Plan Members may currently maintain relationships with the Adviser, Ivy or the Managers or their affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan Members should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

            The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

                                    BROKERAGE

            Each Portfolio Manager is responsible for selection of brokers to execute the Fund's portfolio transactions. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

            In selecting brokers and dealers to execute transactions on behalf of a Portfolio Fund or Portfolio Account, each Portfolio Manager generally will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that each Portfolio Manager generally will seek reasonably competitive commission rates, a Portfolio Manager will not necessarily pay the lowest commission available on each transaction. The Portfolio Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Portfolio Managers with respect to Portfolio Funds may vary and will be governed by each Portfolio Fund's organizational documents.

            Consistent with the principle of seeking best price and execution, a Portfolio Manager may place orders for a Portfolio Fund or Portfolio Account with brokers that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Portfolio Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Managers or their affiliates in providing services to clients other than the Portfolio Funds and the Portfolio Accounts they manage. In addition, not all of the supplemental information is necessarily used by a Portfolio Manager in connection with the Portfolio Fund or Portfolio Account it manages. Conversely, the information provided to a Portfolio Manager by brokers and dealers through which other clients of the Portfolio Manager or its affiliates effect securities transactions may be useful to the Portfolio Manager in providing services to the Portfolio Fund or a Portfolio Account.

            It is anticipated that Portfolio Managers (including each Portfolio Manager retained to manage a Portfolio Account) will generally follow brokerage placement practices similar to those described above. The brokerage placement practices described above will also be followed by Ivy to the extent it places transactions for the Fund. However, certain Portfolio Managers (other than those managing Portfolio Accounts) may have policies that permit the use of brokerage commissions of a Portfolio Fund to obtain products or services that are not research related and that may benefit the Portfolio Manager.

                          ACCOUNTANTS AND LEGAL COUNSEL


            Ernst & Young LLP serves as the independent auditors of the Fund. Its principal business address is 5 Times Square, New York, NY 10036.


            Schulte Roth & Zabel LLP, New York, New York, serves as legal counsel to the Fund. The firm also serves as legal counsel to the Adviser, Ivy and their affiliates with respect to certain matters.

                                    CUSTODIAN

            The Bank of New York (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) as approved or authorized by the Board. The Custodian's principal business address is One Wall Street, New York, New York 10286.

                            SUMMARY OF LLC AGREEMENT

            The following is a summary description of additional items and of select provisions of the LLC Agreement that are not described elsewhere in this SAI or in the Fund's prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix C to the prospectus.

LIABILITY OF MEMBERS

            Members in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, a Member will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being a Member, except that the Member may be obligated to make capital contributions to the Fund pursuant to the LLC Agreement and to repay any funds wrongfully distributed to the Member. A Member may be required to contribute to the Fund, whether before or after the Fund's dissolution or after the Member ceases to be a Member, such amounts as the Fund deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any Member, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Member's Interest and any other amounts received by the Member from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

DUTY OF CARE

            The LLC Agreement  provides that neither the Managers,  the Adviser, or Ivy (including certain of their affiliates, among others) shall be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Managers by the Fund, but not by the Members individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. A Manager will not be personally liable to any Member for the repayment of any balance in such Member's capital account or for contributions by such Member to the capital of the Fund or by reason of any change in the Federal, state or local income tax laws applicable to the Fund or its Members. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Manager for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

POWER OF ATTORNEY

            By purchasing an Interest and by signing the LLC Agreement (which each Member will do by virtue of signing the Member certification form attached to the prospectus as Appendix A), each Member will appoint the Adviser and each of the Managers his or her attorneys-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

            The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Adviser and each of the Managers and as such is irrevocable and continues in effect until all of such Member's Interest has been withdrawn pursuant to a repurchase or redemption of the Interest or a transfer to one or more transferees that have been approved by the Board for admission to the Fund as substitute Members.

TERM, DISSOLUTION AND LIQUIDATION

            The Fund will be dissolved:

            o upon the affirmative vote to dissolve the Fund by (1) the Board or (2) Members holding at least two-thirds of the total number of votes eligible to be cast by all Members;

            o upon the expiration of any two-year period that commences on the date on which any Member has submitted a written notice to the Fund requesting the repurchase of its entire Interest, in accordance with the LLC Agreement, if the Fund has not repurchased the Member's Interest;

            o upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Fund; or

            o     as required by operation of law.

            Upon the occurrence of any event of dissolution, the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as liquidator or is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the prospectus under "Capital Accounts -- Allocation of Net Profits and Losses; Allocation of Offering Costs."

            Upon the  dissolution  of the Fund, its assets are to be distributed
(1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Members, including actual or anticipated liquidation expenses, (2) next to satisfy debts, liabilities and obligations owing to the Members, and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

VOTING

            Each Member has the right to cast a number of votes equal to the value of the Member's capital account at a meeting of Members called by the Board or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of the Fund's agreement with any investment adviser of the Fund, and approval of the Fund's auditors, and on certain other matters, to the extent that the Investment Company Act requires a vote of Members on any such matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

REPORTS TO MEMBERS

            The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for such Members to complete Federal, state and local income tax or information returns, along with any other tax information required by law. The Fund will send to Members a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act. Quarterly reports from the Adviser regarding the Fund's operations during each fiscal quarter also will be sent to Members.

FISCAL YEAR

            The Fund's fiscal year is the 12-month period ending on March 31.

                       FUND ADVERTISING AND SALES MATERIAL

            Advertisements and sales literature relating to the Fund and reports to Members may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund's investment performance.

            The Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

            Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and other indices. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

                              FINANCIAL STATEMENTS

            The following comprise the financial statements of the Fund:

            o     Independent Auditors' Report.

            o     Statement of Assets, Liabilities and Member's Capital.

            o     Statement of Operations.

            o     Notes to the Financial Statements.

                          Ivy Long/Short Hedge Fund LLC


                              Financial Statements
            For the Period September 25, 2002 (Date of Organization)
                                to March 28, 2003
                       With Report of Independent Auditors

                         REPORT OF INDEPENDENT AUDITORS

To the Member and Board of Managers of
Ivy Long/Short  Hedge Fund LLC

We have audited the accompanying statement of assets, liabilities and member's capital of Ivy Long/Short Hedge Fund LLC (the "Fund") as of March 28, 2003, and the related statement of operations for the period from September 25, 2002 (date of organization) to March 28, 2003. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ivy Long/Short Hedge Fund LLC at March 28, 2003, and the results of its operations for the period from September 25, 2002 (date of organization) to March 28, 2003, in conformity with accounting principles generally accepted in the United States.

                                                   ERNST & YOUNG LLP


New York, New York
April 1, 2003

                          Ivy Long/Short Hedge Fund LLC

               Statement of Assets, Liabilities and Member's Capital

                                 March 28, 2003

ASSETS

Cash                                                               $     175,000

LIABILITIES
Accrued organizational expenses

                                                                         75,000
                                                                   ------------

NET ASSETS - MEMBER'S CAPITAL                                      $    100,000
                                                                   ============

NET ASSETS - MEMBER'S CAPITAL
Capital contribution                                               $    175,000

Net loss

                                                                        (75,000)
                                                                   ------------

NET ASSETS - MEMBER'S CAPITAL                                      $    100,000
                                                                   ============



SEE ACCOMPANYING NOTES.

                          Ivy Long/Short Hedge Fund LLC

                             Statement of Operations

    For the period September 25, 2002 (date of organization) to March 28, 2003




INVESTMENT INCOME
Income                                                              $       --

OPERATING EXPENSES

Organizational expenses                                                 75,000
                                                                    ----------

Net loss                                                            $   (75,000)

                                                                    ==========



SEE ACCOMPANYING NOTES.

                          Ivy Long/Short Hedge Fund LLC

                          Notes to Financial Statements

                                 March 28, 2003

NOTE 1.  ORGANIZATION

Ivy Long/Short Hedge Fund LLC (the "Fund") was organized as a Delaware limited liability company on September 25, 2002. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund has had no operations through March 28, 2003 other than those related to organizational matters and the sale and issuance of $175,000 of limited liability company interests in the Fund to BNY Falcon Three Holding Corp., an affiliate of BNY Investment Advisors (the "Adviser"). Pursuant to an investment advisory agreement between the Fund and the Adviser, the Adviser will be responsible for developing, implementing and supervising the Fund's investment program. The Adviser is a division of The Bank of New York, a New York state chartered bank. The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. Ivy Asset Management Corp. ("Ivy"), a wholly-owned subsidiary of BNYCo, has been retained by the Adviser to provide day-to-day investment management services to the Fund, subject to the general supervision of the Adviser.

The Fund will pursue its investment objective by investing primarily in private investment partnerships and other investment vehicles ("Portfolio Funds") that are managed by a select group of alternative asset managers ("Portfolio Managers") that pursue "long/short" or "primarily long" investment strategies. In allocating the Fund's assets for investment, Ivy focuses on the selection of newer independent Portfolio Managers that generally pursue investment programs involving investment primarily in the publicly traded equity securities of companies having market capitalizations well below the median market capitalization of issuers whose stocks are included in the S&P 500 Index. These securities are known as "mid cap" and "small cap" stocks. Investment in the securities of these issuers involves risks not associated with investments in securities of issuers having larger market capitalizations. The investment programs used by the Portfolio Managers may employ a variety of sophisticated investment techniques that include, among others, short sales of securities, use of leverage (I.E., borrowing money for investment purposes), and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures. Ivy has primary responsibility for selecting Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager.

                          Ivy Long/Short Hedge Fund LLC

NOTE 1.  ORGANIZATION (CONTINUED)

BNY Hamilton Distributors, Inc. (the "Distributor") acts as the distributor of Interests on a best efforts basis, subject to various conditions. Interests are being offered through the Distributor and other brokers, dealers and certain financial institutions that have entered into selling agreements with the Distributor ("Selling Agents").

Interests will be sold only to investors meeting all qualifications for investment in the Fund. The Distributor expects to deliver Interests purchased in the initial offering on or about July 1, 2003, or such earlier or later date as the Distributor may determine. The Adviser (or one of its affiliates) may pay from its own resources compensation to brokers and dealers of up to 1% of the value of Interests sold by them.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund's organization expenses will be borne by the Fund and are estimated at $75,000. In addition, the Fund will bear certain offering costs, estimated at $175,000, associated with the initial offering of Interests, which will be charged directly to capital upon the initial sale of Interests.

Organization expenses are expensed as incurred. In order to achieve a more equitable distribution of the impact of organization and initial offering expenses among Members, an initial allocation of these expenses will be made as of the first date on which capital contributions of Members are made. These allocations will thereafter be adjusted as of each date during the one year period following commencement of the Fund's operations that additional capital is contributed to the Fund by Members. This procedure generally will result in a final allocation of the Fund's organization and initial offering expenses among Members based on the percentage that a Member's contributed capital to the Fund bears to the total capital contributed to the Fund through June 30, 2004.

No provision for the payment of Federal, state or local income taxes has been provided. Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

                          Ivy Long/Short Hedge Fund LLC

NOTE 3.  MANAGEMENT FEE AND OTHER FEES

The Fund will pay a monthly fee (the "Management Fee") to the Adviser, for management services provided by the Adviser, at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the beginning of every month subsequent to the initial sale of Interests to investors. The Adviser, not the Fund, will pay Ivy for its services equal to 50% of the Management Fee received by the Adviser. The Bank of New York (the "Administrator") provides various administration, fund accounting, investor accounting, taxation and transfer agent services to the Fund. In consideration of these services, the Fund will pay the Administrator a quarterly fee of 0.25% of the aggregate value of outstanding Interests on an annual basis, calculated daily and paid monthly. Additionally, the Fund will reimburse the Administrator for certain out-of-pocket expenses. Pursuant to the administration agreement with the Fund, the Administrator may appoint sub-administrators to provide these services to the Fund.

The Bank of New York (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) as approved or authorized by the Board.

The Fund pays a quarterly Investor Servicing fee to the Distributor to reimburse it for payments made to Selling Agents and certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in the Fund that are their customers ("Investor Service Providers"). This fee will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.50% (on an annualized basis) of the aggregate value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar quarter (before any repurchases of Interests); or (ii) the Distributor's actual payments to the Investor Service Provider.

                                     PART C
                                OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         (1)      Financial Statements:

                  Part A:  Financial Highlights.  (not applicable)

                  Part B: Report of Independent Auditors, Statement of Assets and Liabilities, Statement of Operations, Notes to Financial Statements. Filed herewith.

         (2)      Exhibits:

                  (a) (i) Certificate of Formation of Registrant. Previously filed with Registrant's initial registration statement (Reg. No. 333-100821, 811-21246), and incorporated herein by reference).

                           (ii)   Limited   Liability   Company   Agreement   of
                           Registrant. Filed herewith as Appendix C to the prospectus included in the Registration Statement.

                  (b)      Not applicable.

                  (c)      Not applicable.

                  (d)      Not applicable.

                  (e)      Not applicable.

                  (f)      Not applicable.

                  (g) (i) Form of Investment Advisory Agreement. Previously filed with Amendment No. 1 to Registrant's initial registration statement (Reg. No. 333-100821, 811-21246), and incorporated herein by reference).

                           (ii) Form of Sub-Advisory Agreement. Previously filed with Amendment No. 1 to Registrant's initial registration statement (Reg. No. 333-100821, 811-21246), and incorporated herein by reference).

                  (h) Form of Distribution Agreement. Previously filed with Amendment No. 1 to Registrant's initial registration statement (Reg. No. 333-100821, 811-21246), and incorporated herein by reference).

                  (i)      Not applicable.

                  (j) Form of Custodian Agreement. Previously filed with Amendment No. 1 to Registrant's initial registration statement (Reg. No. 333-100821, 811-21246), and incorporated herein by reference).

                  (k) (i) Form of Escrow Agreement. Previously filed with Amendment No. 1 to Registrant's initial registration statement (Reg. No. 333-100821, 811-21246), and incorporated herein by reference).

                           (ii) Form of Administration Agreement. Previously filed with Amendment No. 1 to Registrant's initial registration statement (Reg. No. 333-100821, 811-21246), and incorporated herein by reference).

                           (iii) Form of Investor Servicing Agreement. Previously filed with Amendment No. 1 to Registrant's initial registration statement (Reg. No. 333-100821, 811-21246), and incorporated herein by reference).

                  (l) Opinion and Consent of Schulte Roth & Zabel LLP - Filed herewith.

                  (m)      Not applicable.

                  (n) (i) Opinion and Consent of Schulte Roth & Zabel LLP on tax matters - Filed herewith.

                           (ii)   Consent  of   Independent   Auditors  -  Filed
                           herewith.

                  (o)      See Item 24(1) above.

                  (p) Form of Agreement Regarding Provision of Initial Capital. Previously filed with Amendment No. 1 to Registrant's initial registration statement (Reg. No. 333-100821, 811-21246), and incorporated herein by reference).

                  (q)      Not applicable.

                  (r) Code of Ethics. Previously filed with Amendment No. 1 to Registrant's initial registration statement (Reg. No. 333-100821, 811-21246), and incorporated herein by reference).

ITEM 25. MARKETING ARRANGEMENTS

         Not applicable.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         Registration fees                            $  4,600
         Legal fees                                    150,000
         NASD fees                                       1,000
         Blue Sky fees                                  36,000
         Printing                                       30,000
                                                      --------
                  Total                               $221,600

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

         As of May 6, 2003, the number of record holders of each class of securities of Registrant, is shown below:

                  (1)                                  (2)
                  Title of Class                       Number of Recordholders
                  --------------                       -----------------------
                  Limited liability company interests            1

ITEM 29. INDEMNIFICATION

         Reference is made in the provisions of Section 3.8 of Registrant's limited liability company agreement to be filed by pre-effective amendment to this Registration Statement, and to be incorporated herein by reference.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to managers, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Manager, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Manager, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF THE ADVISER

         There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each executive officer and director of BNY Investment Advisors (the "Adviser") is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

         To the knowledge of Registrant, none of the managers or executive officers of the Adviser are or have been, at any time during the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that the managers and officers of the Adviser also hold various positions with, and engage in business for, various subsidiaries of The Bank of New York, of which the Adviser is a division.

         To the knowledge of Registrant, neither the directors nor any of the executive officers of Ivy Asset Management Corp. ("Ivy"), the investment sub-adviser of the Fund, has been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature.

         (a) The Adviser provides investment advisory services to Registrant. The Adviser is a division of the The Bank of New York, which in turn is a wholly-owned subsidiary of The Bank of New York Company, Inc. Information with respect to each manager and executive officer of the Adviser is incorporated by reference to Form ADV filed by the Adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (File no. 801-60223). The principal business address of the Adviser is One Wall Street, New York, New York 10286.

         (b) Ivy provides investment sub-advisory services for Registrant and certain other customers. Ivy is an affiliate of the Adviser. Information with respect to each director and executive officer of Ivy is incorporated by reference to Form ADV filed by Ivy with the SEC pursuant to the Advisers Act
(File no. 801-45776). The principal business address of Ivy is 591 Stewart Avenue, Fifth Floor, Garden City, New York 11530.

ITEM 31.    LOCATION OF ACCOUNTS AND RECORDS

         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of BNY Investment Advisors at its offices at One Wall Street, New York, New York 10286.

ITEM 32.    MANAGEMENT SERVICES

         Not applicable.

ITEM 33.    UNDERTAKINGS

         I. Registrant undertakes to suspend the offering of Interests until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

         II. Registrant hereby undertakes:

                  (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

                           (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-
                           effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                           (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                  (b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the Interests offered therein, and the offering of Interests at that time shall be deemed be the initial BONA FIDE offering thereof; and

                  (c) to remove from registration by means of a post-effective amendment any of the Interests being registered which remain unsold at the termination of the offering.

         III. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, Registrant's Statement of Additional Information.

                                   FORM N-2

                          IVY LONG/SHORT HEDGE FUND LLC

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 16th day of May 2003.

                             IVY LONG/SHORT HEDGE FUND LLC


                              By: /s/ NEWTON P.S. MERRILL
                                  -----------------------
                                  Name:  Newton P.S. Merrill
                                  Title: Principal Executive Officer and Manager

        Pursuant  to   requirements   of  the  Securities  Act  of  1933,   this
registration statement has been signed by the following persons in the capacities indicated.

                                       TITLE                        DATE
                                       -----                        ----

   /s/  CARLA HUNTER         *         Manager                      May 16, 2003
------------------------------
Carla Hunter

   /s/ NEWTON P.S. MERRILL             Principal                    May 16, 2003
------------------------------
Newton P.S. Merrill                    Executive Officer and
                                       Manager

   /s/ FREDERIC SAPIRSTEIN   *         Manager                      May 16, 2003
------------------------------
Frederic Sapirstein

   /s/ ARTHUR WILLIAMS       *         Manager                      May 16, 2003
------------------------------
Arthur Williams

   /s/ RODNEY YANKER         *         Manager                      May 16, 2003
------------------------------
Rodney Yanker

   /s/ GEORGE ROECK                    Principal                    May 16, 2003
------------------------------         Accounting
George Roeck                           Officer


* By
      /s/ GEORGE ROECK
    ---------------------------------

    Attorney-in-Fact pursuant to a power of attorney

                                                               EXHIBIT INDEX (2)


                                    FORM N-2

                          IVY LONG/SHORT HEDGE FUND LLC

                                  EXHIBIT INDEX



(a)(ii) Limited Liability Company Agreement of Registrant. Filed herewith as Appendix C to the prospectus included in the Registration Statement.

(l)       Opinion and Consent of Schulte Roth & Zabel LLP

(n)(i)    Opinion and Consent of Schulte Roth & Zabel LLP on tax matters

   (ii)   Consent of Independent Auditors